                                                                     Exhibit 4.3

================================================================================

                            PARK-OHIO HOLDINGS CORP.,
                                    as Issuer

                                   ----------

                                    INDENTURE

                            Dated as of [___], 20___

                                   ----------

                             WELLS FARGO BANK, N.A.,
                                   as Trustee

================================================================================

                              CROSS-REFERENCE TABLE

  TIA                                                               Indenture
Section                                                              Section
-------                                                         ----------------
310  (a)(1)..................................................   11.5
     (a)(2)..................................................   11.5
     (a)(3)..................................................   N.A.
     (a)(4)..................................................   N.A.
     (b).....................................................   11.4, 11.5
311  (a).....................................................   11.9(a),(b)
     (b).....................................................   11.9(a),(b)
     (c).....................................................   11.11
312(a).......................................................   4.6(d), 11.11
     (b).....................................................   11.11
     (c).....................................................   11.11
313  (a).....................................................   11.10(a)
     (b)(1)..................................................   N.A.
     (b)(2)..................................................   11.10(b)
     (c).....................................................   11.10(c)
     (d).....................................................   11.10(d)
314  (a)(1)..................................................   4.6(a)
     (a)(2)..................................................   4.6(b)
     (a)(3)..................................................   4.6(c)
     (a)(4)..................................................   4.7
     (b).....................................................   N.A.
     (c).....................................................   3.7
     (d).....................................................   N.A.
     (e).....................................................   3.7
315  (a).....................................................   11.1(a), (b)
     (b).....................................................   11.3
     (c).....................................................   11.1(a)
     (d).....................................................   11.1(a), 11.1(b)
     (e).....................................................   7.7
316  (a)(1)(A)...............................................   7.6
     (a)(1)(B)...............................................   7.1, 7.5
     (a)(2)..................................................   N.A.
     (b).....................................................   7.7
317(a).......................................................   7.2
     (b).....................................................   4.8
318  (a).....................................................   3.3
     (b).....................................................   3.3

----------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                    ARTICLE I
                  DEFINITIONS; TRUST INDENTURE ACT CONTROLLING

SECTION 1.1     Definitions..............................................     1
SECTION 1.2     Trust Indenture Act Definitions Controlling..............     5

                                   ARTICLE II
                 FORM, ISSUE AND REGISTRATION OF DEBT SECURITIES

SECTION 2.1     Forms Generally and Dating...............................     6
SECTION 2.2     Amount Unlimited; Issuable in Series.....................     6
SECTION 2.3     Denominations............................................    10
SECTION 2.4     Execution and Authentication.............................    10
SECTION 2.5     Issue of Debt Securities.................................    11
SECTION 2.6     Transfer of Debt Securities..............................    12
SECTION 2.7     Persons Deemed Owners....................................    12
SECTION 2.8     Temporary Form...........................................    12
SECTION 2.9     Mutilated, Destroyed, Lost or Stolen Debt Securities.....    12
SECTION 2.10    Exchanges of Debt Securities.............................    13
SECTION 2.11    Cancellation of Surrendered Debt Securities..............    14
SECTION 2.12    Payment of Interest; Defaulted Interest..................    14
SECTION 2.13    Global Securities; Depositary............................    15
SECTION 2.14    CUSIP Numbers............................................    16

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

SECTION 3.1     Limitation of Rights.....................................    16
SECTION 3.2     Outstanding Debt Securities..............................    17
SECTION 3.3     Severability; Trust Indenture Act Controls...............    17
SECTION 3.4     Company Release..........................................    17
SECTION 3.5     Date of Execution........................................    17
SECTION 3.6     Execution of Documents...................................    17
SECTION 3.7     Officers' Certificate and Opinion of Counsel.............    18
SECTION 3.8     Notices and Demands......................................    18
SECTION 3.9     Successors and Assigns...................................    19
SECTION 3.10    Headings.................................................    19

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
SECTION 3.11    Governing Law............................................    19
SECTION 3.12    Counterparts.............................................    19

                                   ARTICLE IV
                            COVENANTS OF THE COMPANY

SECTION 4.1     Payment of Principal and Interest........................    19
SECTION 4.2     Maintenance of Office or Agency..........................    20
SECTION 4.3     Corporate Existence......................................    20
SECTION 4.4     Restrictions on Mergers, Sales and Consolidations........    20
SECTION 4.5     Further Assurances.......................................    21
SECTION 4.6     Reports..................................................    21
SECTION 4.7     Compliance Certificate...................................    21
SECTION 4.8     Duties of Paying Agent...................................    22
SECTION 4.9     Calculation of Original Issue Discount...................    23

                                    ARTICLE V
                   REDEMPTION OF DEBT SECURITIES; SINKING FUND

SECTION 5.1     Applicability of Article.................................    23
SECTION 5.2     Notices of Redemption to Trustee -- Deposit of Cash
                (or Other Form of Payment) -- Selection of Debt
                Securities to be Redeemed................................    23
SECTION 5.3     Effect of Notice of Redemption...........................    24
SECTION 5.4     Credits Against Sinking Fund.............................    25
SECTION 5.5     Redemption Through Sinking Fund..........................    25
SECTION 5.6     Debt Securities No Longer Outstanding after Notice to
                Trustee and Deposit of Cash..............................    26
SECTION 5.7     Conversion Arrangement on Call for Redemption............    27

                                   ARTICLE VI
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 6.1     Satisfaction and Discharge...............................    28
SECTION 6.2     Application of Trust Money...............................    29
SECTION 6.3     Repayment of Moneys......................................    29

                                   ARTICLE VII
                              REMEDIES UPON DEFAULT

SECTION 7.1     Events of Default........................................    29

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
SECTION 7.2     Acceleration.............................................    32
SECTION 7.3     Trustee May Enforce Rights of Action without Possession
                of Debt Securities.......................................    34
SECTION 7.4     Delays or Omissions Not To Impair Any Rights or Powers
                Accruing upon Default....................................    35
SECTION 7.5     Holders of at Least a Majority May Direct Exercise of
                Remedies.................................................    35
SECTION 7.6     Limitation on Suits by Holders of Debt Securities........    35
SECTION 7.7     No Company Debt Securities To Be Deemed Outstanding......    36
SECTION 7.8     Discontinuance or Abandonment of Proceedings.............    37
SECTION 7.9     Statement by Officers as to Default......................    37

                                  ARTICLE VIII
                EVIDENCE OF ACTION BY HOLDERS OF DEBT SECURITIES

SECTION 8.1     Evidence of Action by Holders of Debt Securities.........    37

                                   ARTICLE IX
                IMMUNITY OF SHAREHOLDERS, OFFICERS AND DIRECTORS

SECTION 9.1     Immunity of Shareholders, Officers, Directors and
                Employees................................................    38

                                    ARTICLE X
                      MERGER, CONSOLIDATION, SALE OR LEASE

SECTION 10.1    Consolidation, Merger, Sale, Transfer or Lease...........    38
SECTION 10.2    Trustee May Rely upon Opinion of Counsel.................    39

                                   ARTICLE XI
                             CONCERNING THE TRUSTEE

SECTION 11.1    Certain Duties and Responsibilities......................    40
SECTION 11.2    Compensation and Indemnities.............................    42
SECTION 11.3    Notice of Default........................................    44
SECTION 11.4    Conflicting Interests....................................    44
SECTION 11.5    Eligibility of Trustee...................................    44
SECTION 11.6    Resignation or Removal of Trustee........................    44
SECTION 11.7    Acceptance by Successor Trustee..........................    46
SECTION 11.8    Successor to Trustee by Merger or Consolidation, etc.....    47
SECTION 11.9    Preferential Collection of Claims........................    47
SECTION 11.10   Reports by Trustee.......................................    47

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
SECTION 11.11   Preservation of Information..............................    47
SECTION 11.12   Trustee May Hold Debt Securities and Otherwise Deal with
                Company..................................................    48
SECTION 11.13   Trustee may Comply with any Rule, Regulation or Order of
                the Commission...........................................    48
SECTION 11.14   Appointment of Authenticating Agent......................    48
SECTION 11.15   Trustee Not Responsible for Recitals, Disposition of Debt
                Securities or Application of Proceeds Thereof............    49

SECTION 11.16   Calculations in Respect of Debt Securities...............    49

                                   ARTICLE XII

                             SUPPLEMENTAL INDENTURES

SECTION 12.1    Supplemental Indentures for Special Purposes.............    50
SECTION 12.2    Amendments with Consent of Holders.......................    51
SECTION 12.3    Effect of Supplemental Indentures........................    52
SECTION 12.4    Supplemental Indentures to Conform to Trust
                Indenture Act............................................    53
SECTION 12.5    Notation on or Exchange of Debt Securities...............    53
SECTION 12.6    Revocation and Effect of Consents........................    53

          INDENTURE dated as of the [____] day of [___________________], 20___, between PARK-OHIO HOLDINGS CORP., an Ohio corporation (the "Company"), and WELLS FARGO BANK, N.A., as Trustee hereunder (the "Trustee");

          WHEREAS, the Company for its lawful corporate purposes has duly authorized the execution and delivery of this Indenture (as defined herein) to provide for the issuance from time to time of its Debt Securities (as defined herein), to be issued in one or more series as herein provided.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          THAT, in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Debt Securities by the Holders (as defined herein) thereof, and for other valuable consideration the receipt whereof is hereby acknowledged, and intending to be legally bound hereby, it is hereby agreed among the Company and the Trustee, for the benefit of those who shall hold the Debt Securities, as follows:

                                   ARTICLE I
                  DEFINITIONS; TRUST INDENTURE ACT CONTROLLING

          SECTION 1.1 DEFINITIONS. Unless otherwise specified or the context otherwise requires, the terms defined in this Article I shall for all purposes of this Indenture and of any indenture supplemental hereto have the meanings herein specified, the following definitions to be equally applicable to both the singular and plural forms of any of the terms herein defined. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "AFFILIATE" of any specified person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" have correlative meanings.

          "AGENT MEMBER" has the meaning specified in Section 2.13.

          "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 11.14 to act on behalf of the Trustee to authenticate Debt Securities of one or more series.

          "AUTHORIZED NEWSPAPER" means a newspaper in the English language or in an official language of the country of publication, customarily printed on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. If, because of temporary suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or, in the opinion of the Company, impracticable to make any publication of any notice required by this Indenture in the manner herein provided, such publication or other notice in lieu thereof which is made at the written direction of the Company by the Trustee shall constitute a sufficient publication of such notice. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same place meeting the foregoing requirements and in each case on any Business Day, as directed in writing by the Company.

          "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

          "BOARD" or "BOARD OF DIRECTORS" means the (i) Board of Directors (or similar governing body) of the Company or (ii) the Executive Committee, if any, thereof, (iii) any other committee of such Board duly authorized to act hereunder, or (iv) any Officers of the Company duly authorized by such Board or by any duly authorized committee of such Board to act hereunder.

          "BUSINESS DAY" means, with respect to any series of Debt Securities, any day other than a (i) Saturday or Sunday or (ii) day that, in the City of New York or in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the terms of such Debt Securities, is not a day upon which banking institutions are authorized by law, regulation or executive order to close.

          "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Shares and Preferred Stock of the Company, and all options, warrants or other rights to purchase or acquire any of the foregoing.

          "CERTIFIED RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMISSION" means the United States Securities and Exchange
Commission.

          "COMMON SHARES" means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of the Company's common shares, whether outstanding on any issue date of any Debt Securities or issued thereafter, and includes without limitation, all series and classes of such common shares including the common shares, par value $1.00 per share, of the Company.

          "COMPANY" has the meaning set forth in the pre-amble hereof and, subject to the provisions of Article X, shall include such entity's successors and assigns.

          "COMPANY ORDER" means a written order signed in the name of the Company by at least one Officer of the Company and delivered to the Trustee.

          "DEBT SECURITY" means one of the debentures, notes or other evidences of indebtedness that are issued from time to time in one or more series under this Indenture and, more particularly, any series of Debt Securities authenticated and delivered under this Indenture.

          "DEPOSITARY" has the meaning specified in Section 2.13.

          "EVENT OF DEFAULT" means an event listed in Section 7.1, continued for the period of time, if any, and after the required notices, if any, therein designated.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934.

          "GLOBAL SECURITY" has the meaning specified in Section 2.13.

          "HOLDERS," "HOLDERS OF DEBT SECURITIES" or other similar term means any person who shall at the time be the registered holder of any Debt Security or Debt Securities as shown by the register or registers kept by the Company or its agent for that purpose in accordance with the terms of this Indenture.

          "INDENTURE" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented and, unless the context otherwise indicates, shall include the form and terms of each particular series of Debt Securities established as contemplated hereunder.

          "OFFICER" means (a) with respect to any Person that is a corporation, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice-President of such Person and (b) with respect to any other Person, the individuals selected by such Person to perform functions similar to those of the officers listed in clause (a).

          "OFFICERS' CERTIFICATE" means a certificate in form and substance reasonably acceptable to the Trustee signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 3.7, if and to the extent required by the provisions thereof.

          "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel (who may be an employee of or counsel to the Company, a subsidiary of the Company or the Trustee) reasonably acceptable in form and substance to the Trustee and delivered to the Trustee. Such opinion shall include the statements provided for in Section 3.7, if and to the extent required by the provisions thereof.

          "ORIGINAL ISSUE DISCOUNT" with respect to any Debt Security, including an Original Issue Discount Security, has the same meaning as set forth in
Section 1273 of the Code, or any successor provision, and the applicable Treasury Regulations thereunder.

          "ORIGINAL ISSUE DISCOUNT SECURITY" means any series of a Debt Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 7.1.

          "OUTSTANDING," when used with respect to the Debt Securities, means, subject to Section 3.2, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except: (a) Debt Securities for the payment or redemption of which cash (or other form of payment if permitted by the terms of such Debt Securities) in the necessary amount shall have been deposited in trust with the Trustee or any Paying Agent (other than the Company); provided, however, that, if such Debt Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been duly given or provision satisfactory to the Trustee shall have been made for giving such notice; (b) Debt Securities converted or exchanged into Capital Stock in accordance with the provisions of such Debt Securities or the resolution of the Board of Directors or the indenture supplement pursuant to which such Debt Securities were issued, if the terms of such Debt Securities provide for convertibility or exchangeability pursuant to Section 2.2; (c) Debt Securities paid or in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9, unless proof satisfactory to the Trustee is presented that any such Debt Securities are held by persons in whose hands such Debt Securities are valid, binding and legal obligations; and (d) Debt Securities which have been cancelled by the Trustee or delivered to the Trustee or its designee for cancellation.

          "PAYING AGENT" means any person authorized by the Company to pay the Principal of, premium, if any, make-whole amount, if any and interest on any Debt Securities.

          "PERSON" means an individual, partnership, corporation, company (including limited liability company and joint-stock company), unincorporated organization, trust or joint venture, association, or a government or agency or political subdivision thereof or any other entity.

          "PREFERRED STOCK" means any Capital Stock that has preferential rights to any other Capital Stock with respect to dividends or redemptions or upon liquidation.

          "PRINCIPAL" of a debt security, including any series of Debt Securities, on any day and for any purpose means the amount (including, without limitation, in the case of an Original Issue Discount Security, any accrued Original Issue Discount, but excluding interest) that is payable with respect to such debt security as of such date and for such purpose (including, without limitation, in connection with any sinking fund, upon any redemption at the option of the Company upon any purchase or exchange at the option of the Company or the Holder of such debt security and upon any acceleration of the maturity of such debt security).

          "PRINCIPAL AMOUNT" of a debt security, including any series of Debt Securities, means the principal amount as set forth on the face of such debt security.

          "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee (or any similar or successor group of the Trustee), including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "SECURITIES ACT" means the Securities Act of 1933.

          "SIGNIFICANT SUBSIDIARY" means any subsidiary of the Company that satisfies the criteria for a "significant subsidiary" set forth in Article 1, Rule 1-02(w) of Regulation S-X under the Securities Act.

          "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in effect on the date on which this Indenture is qualified under the Trust Indenture Act.

          "TRUSTEE" means the Trustee or Trustees hereunder for the time being, whether original or successor. "Trustee" as used with respect to the Debt Securities of any series means the Trustee with respect to Debt Securities of such series. The term "principal office" of the Trustee means the principal office of the Trustee at which, at any particular time, the corporate trust business of the Trustee shall be administered, which office as of the date hereof is at Sixth and Marquette, N9303-120, Minneapolis, Minnesota 55479;
Attention: Park-Ohio Account Manager.

          "U.S. GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligations or a specific payment of interest on or principal of any such U.S. Government Obligations held by such custodian for the account of the holder of a depository receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of interest on or principal of the U.S. Government Obligations evidenced by such depository receipt.

          SECTION 1.2 TRUST INDENTURE ACT DEFINITIONS CONTROLLING. All terms used in this Indenture which are defined in the Trust Indenture Act, or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and the Securities Act as they were respectively in force at the date of this Indenture, except as otherwise provided in Section 12.3.

                                   ARTICLE II
                 FORM, ISSUE AND REGISTRATION OF DEBT SECURITIES

          SECTION 2.1 FORMS GENERALLY AND DATING. The Debt Securities of each series shall be in the form or forms (including temporary or permanent global form) established from time to time by or pursuant to a resolution of the Board of Directors or in one or more supplemental indentures, which shall set forth the information required by Section 2.2. The Debt Securities and the Trustee's certificate of authentication shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or by a resolution of the Board of Directors and may have such notations, legends or endorsements as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture or as may be required by law, securities exchange rule or usage. The Company shall approve and provide the form of the Debt Securities and any notation, legend or endorsement thereon. If the form of Debt Securities of any series is established by action taken pursuant to a resolution of the Board of Directors, a Certified Resolution shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.5 for the authentication and delivery of such Debt Securities.

          Each Debt Security shall be dated the date of its authentication. The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Debt Securities of the series referred to in the within-mentioned Indenture.

                                        WELLS FARGO BANK, N.A., as Trustee


Dated:                                                                         ,
       ------------------------------   ---------------------------------------
                                        By: Authorized Signatory

          SECTION 2.2 AMOUNT UNLIMITED; ISSUABLE IN SERIES.

          The aggregate Principal Amount of the Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Debt Securities may be issued in one or more series. There shall be established in or pursuant to one or more resolutions of the Board of Directors, or established in or pursuant to one or more indentures supplemental hereto, prior to the issuance of the Debt Securities of any series:

          (1) the title and designation of the Debt Securities of the series (which shall distinguish Debt Securities of the series from Debt Securities of any other series) including whether the Debt Securities of the series shall be issued as senior Debt

     Securities, senior subordinated Debt Securities or subordinated Debt Securities, any subordination provisions particular to such series of Debt Securities, and whether such Debt Securities are convertible and/or exchangeable for other securities;

          (2) the aggregate Principal Amount of the Debt Securities of the series and any limit upon the aggregate Principal Amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for the Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.6, 2.8, 2.9, 2.10, 2.11, 5.2 or 12.5);

          (3) the date or dates (whether fixed or extendable) on which the Principal of the Debt Securities of the series is payable or the method of determination thereof;

          (4) the rate or rates (which may be fixed, floating or adjustable) at which the Debt Securities of the series shall bear interest, if any, the method of calculating such rates, the date or dates from which such interest shall accrue or the manner of determining such dates, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders of Debt Securities to whom interest is payable, and the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months;

          (5) the place or places where the Principal of and premium, if any, make-whole amount, if any, and interest on the Debt Securities of the series, if any, shall be payable, where the Holders of the Debt Securities may surrender Debt Securities for conversion, transfer or exchange, and where notices or demands to or upon the Company in respect of the Debt Securities and this Indenture may be served;

          (6) any provisions relating to the issuance of the Debt Securities of the series at an Original Issue Discount;

          (7) the price or prices at which, the period or periods within which and the terms and conditions upon which the Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise (including, without limitation, the form or method of payment thereof if other than in cash);

          (8) the obligation, if any, of the Company to redeem, purchase or repay the Debt Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder of Debt Securities thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which the Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation (including, without limitation, the form or method of payment thereof if other than in cash), and any provisions for the remarketing of such Debt Securities;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the Debt Securities of the series shall be issuable;

          (10) if other than the Principal Amount thereof, the portion of the Principal Amount of the Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 7.1 or provable in bankruptcy pursuant to Section 7.2, or, if applicable, which is convertible or exchangeable in accordance with the provisions of such Debt Securities or the resolution of the Board of Directors or the supplemental indenture pursuant to which such Debt Securities are issued;

          (11) any Events of Default with respect to the Debt Securities of a particular series, in lieu of or in addition to those set forth herein and the remedies therefor;

          (12) the obligations, if any, of the Company to permit the conversion or exchange of the Debt Securities of such series into Common Shares or other Capital Stock or property, or combination thereof, and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion or exchange price or rate, the conversion or exchange period, the provisions for conversion or exchange price or rate adjustments and any other provision relative to such obligation) and any limitations on the ownership or transferability of the securities or property into which Holders of such Debt Securities may convert or exchange such Debt Securities;

          (13) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Debt Securities of such series;

          (14) the currency or currency units, including composite currencies, in which the Debt Securities of the series shall be denominated if other than the currency of the United States of America, and, if so, whether the Debt Securities of the series may be satisfied and discharged other than as provided in Article VI;

          (15) if other than the currency or currency units in which the Debt Securities of that series are denominated, the coin or currency in which payment of the Principal of, premium, if any, make-whole amount, if any, or interest on the Debt Securities of such series shall be payable (and the manner in which the equivalent of the Principal Amount thereof in the currency of the United States of America is to be determined for any purpose, including for the determination of the Principal Amount outstanding);

          (16) if the Principal of, premium, if any, make-whole amount, if any, or interest on the Debt Securities of the series is to be payable, at the election of the Company or a Holder of Debt Securities thereof, in a coin or currency other than that in which the Debt Securities are denominated or stated, the period or periods within which, and the terms and conditions upon which, such election may be made and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies in which the Debt Securities are denominated or stated to be payable and the currency or currencies in which the Debt Securities will be payable;

          (17) if the amount of payments of Principal of, premium, if any, make-whole amount, if any, and interest on the Debt Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (18) whether and under what circumstances the Company will pay additional amounts on the Debt Securities of the series held by a person who is not a United States of America Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Debt Securities rather than pay such additional amounts;

          (19) if receipt of certain certificates or other documents or satisfaction of other conditions will be necessary for any purpose, including, without limitation, as a condition to the issuance of the Debt Securities of such series in definitive form (whether upon original issue or upon exchange of a temporary Debt Security of such series), the form and terms of such certificates, documents or conditions;

          (20) any other affirmative or negative covenants with respect to the Debt Securities of such series;

          (21) whether the Debt Securities of such series shall be issued in whole or in part in the form of one or more Global Securities and in such case, (i) the Depositary for such Global Securities or Debt Securities, which Depositary must be a clearing agency registered under the Exchange Act, (ii) the circumstances under which any such Global Security may be exchanged for Debt Securities registered in the name of, and under which any transfer of such Global Securities may be registered in the name of, any Person other than such Depositary or its nominee, if other than as set forth in Section 2.13 and (iii) any other provisions regarding such Global Securities which provisions may be in addition to or in lieu of, in whole or in part, the provisions of Section 2.13;

          (22) whether the Debt Securities are defeasible; and

          (23) any other terms of a particular series and any other provisions expressing or referring to the terms and conditions upon which the Debt Securities of the series are to be issued under the Indenture, which terms and provisions are not in conflict with the provisions of this Indenture; provided, however, that the addition to or subtraction from or variation of Articles IV, V, VI, VII, and X (and Section 1.1, insofar as it relates to the definition of certain terms as used in such Articles) with regard to the Debt Securities of a particular series shall not be deemed to constitute a conflict with the provisions of those Articles.

          All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto. Not all Debt Securities of any one series need be issued at the same time, and, unless otherwise so provided, a series may be reopened for issuances of additional Debt Securities of such series.

          If any of the terms of the Debt Securities of a series are established by action taken pursuant to a resolution of the Board of Directors, a Certified Resolution shall be delivered to the Trustee with an Officers' Certificate setting forth the terms of the Debt Securities of such series. With respect to Debt Securities of a series that are not to be issued at one time, such resolution of the Board of Directors or action may provide general terms or parameters for Debt Securities of the series and provide either that the specific terms of particular Debt Securities of the series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with a Company Order as contemplated by the proviso clause of Section 2.5.

          SECTION 2.3 DENOMINATIONS. The Debt Securities of each series shall be registered Debt Securities without coupons, in such denominations as shall be specified as contemplated by Section 2.2. In the absence of any such provisions with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in denominations of $1,000 or of any integral multiple of $1,000.

          SECTION 2.4 EXECUTION AND AUTHENTICATION. The Debt Securities shall be executed on behalf of the Company by at least one Officer of the Company, whose signature may be manual or by facsimile. In case any Officer of the Company who shall have signed any of the Debt Securities shall cease to be such Officer before the Debt Securities so signed shall actually have been authenticated and delivered by the Trustee or the Authenticating Agent or disposed of by the Company, such Debt Securities nevertheless may be authenticated, issued and delivered or disposed of with the same force and effect as though the person who signed such Debt Securities had not ceased to be such Officer of the Company; and any such Debt Security may be signed on behalf of the Company by such person, as at the actual date of the execution of such Debt Security, shall be the proper Officer of the Company, although at the date of such Debt Security or the date of execution of this Indenture any such person was not such Officer.

          No Debt Security of any series shall be entitled to the benefits hereof or shall be or become valid or obligatory for any purpose unless there shall appear on the Debt Security a certificate of authentication, substantially in the form hereinbefore recited, manually executed by the Trustee for such series or an Authenticating Agent; and such certificate on any series of Debt Securities issued by the Company shall be conclusive evidence that it has been duly authenticated and delivered hereunder.

          If the form or forms or terms of the Debt Securities of any series have been established in or pursuant to one or more resolutions of the Board of Directors or indentures supplemental hereto as permitted by Sections 2.1 and 2.2, in authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee and the Authenticating Agent shall be entitled to receive, and (subject to Section 11.2) shall be fully protected in conclusively relying upon, a Certified Resolution or Resolutions delivered to the Trustee and the Authenticating Agent to have been duly adopted by the Board of Directors of the Company, and to be in full force and effect on the date of such certification, and an Opinion of Counsel stating:

          (1) if the form or forms of such Debt Securities have been established by or pursuant to a resolution of the Board of Directors or indenture supplemental hereto, that such form or forms have been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Debt Securities have been established by or pursuant to a resolution of the Board of Directors or indenture supplemental hereto, that such terms have been established in conformity with the provisions of this Indenture;

          (3) that such Debt Securities, when authenticated and delivered by the Trustee or an Authenticating Agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles (or such other similar matters as in the opinion of such counsel shall not materially adversely affect such enforceability); and

          (4) that the issuance and authentication of such Debt Securities to be issued will not violate, result in a breach or constitute a default or, with the giving of notice or the passage of time or both, would not constitute a default, under the articles of incorporation or code of regulations of the Company or result in such a default or violation.

          If all the Debt Securities of a series are not to be originally issued at one time, the resolution of the Board of Directors or supplemental indenture, the Certified Resolution or supplemental indenture, the Officers' Certificate, the Company Order and any other documents otherwise required pursuant to Sections 2.1, 2.2, 3.7 and this Section shall be delivered at or prior to the time of authentication of each Debt Security of such series.

          The Trustee or the Authenticating Agent shall not be required to authenticate such Debt Securities if the issue of such Debt Securities pursuant to this Indenture will adversely affect the Trustee's or the Authenticating Agent's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or the Authenticating Agent.

          With respect to Debt Securities of a series which are not all issued at one time, the Trustee and the Authenticating Agent may conclusively rely, as to the authorization by the Company of any such Debt Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel, Officers' Certificate and other documents delivered pursuant to Sections 2.1, 2.2, 3.7 and this Section, as applicable, at or prior to the time of the first authentication of Debt Securities of such series unless and until such opinion, certificate or other documents have been superseded or revoked in a writing delivered to the Trustee. In connection with the authentication and delivery of Debt Securities of a series which are not all issued at one time, the Trustee and the Authenticating Agent shall be entitled to assume that the Company's instructions to authenticate and deliver such Debt Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

          SECTION 2.5 ISSUE OF DEBT SECURITIES. The Trustee and the Authenticating Agent, forthwith upon the execution and delivery of this Indenture and from time to time thereafter, upon the execution and delivery to it of Debt Securities of any series by the Company as herein provided, and without any further action on the part of the Company, shall authenticate such Debt Securities up to a maximum amount, if any, designated for such series pursuant to Section 2.2 and deliver them to or upon the receipt of a Company Order; provided, however, that if not all the Debt Securities of a series are to be issued at one time and if the resolution of the Board of Directors or indenture supplemental hereto establishing such series as contemplated by Sections 2.1 and 2.2 shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Debt Securities and for determining the form or forms or terms of particular Debt Securities of such series including, but not limited to, interest rate, if any, maturity date, date of issuance and date from which interest, if any, shall accrue.

          SECTION 2.6 TRANSFER OF DEBT SECURITIES. The transfer of any series of Debt Securities may be registered by the registered owner thereof, in person or by his attorney duly authorized in writing, at the office or agency of the Company to be maintained by it as provided in Section 4.2, by delivering such Debt Security for cancellation, accompanied by delivery of a duly executed instrument of transfer, in form approved by the Company and satisfactory to the Trustee or its designee, and thereupon the Company shall execute in the name of the transferee or transferees, and the Trustee or the Authenticating Agent shall authenticate and deliver, a new Debt Security or Debt Securities of the same series and of like form for the same aggregate Principal Amount.

          SECTION 2.7 PERSONS DEEMED OWNERS. Prior to due presentation of any series of Debt Securities for registration of transfer, the person in whose name a Debt Security of any series shall be registered on books kept for such purpose in accordance with Section 4.2 shall be deemed the absolute owner thereof for all purposes of this Indenture, whether or not such Debt Security is overdue, and neither the Company, the Trustee nor any Paying Agent or conversion agent nor any series of Debt Securities registrar shall be affected by notice to the contrary. Subject to the provisions of Section 2.12, payment of or on account of the Principal, premium, if any, make-whole amount, if any, and interest shall be made only to or upon the order in writing of such registered owner thereof, but such registration may be changed as above provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Debt Security to the extent of the sum or sums so paid.

          SECTION 2.8 TEMPORARY FORM. Until Debt Securities of any series in definitive form are ready for delivery, the Company may execute and, upon receipt of a Company Order, the Trustee or the Authenticating Agent shall authenticate and deliver, in lieu thereof and subject to the same conditions, one or more printed Debt Securities in temporary form, substantially of the tenor of Debt Securities of the same series, without a recital of specific redemption prices and with such other appropriate omissions, variations and insertions, all as may be determined by the Board of Directors. Until exchanged for Debt Securities of the same series in definitive form such Debt Securities in temporary form shall be entitled to the benefits of this Indenture. The Company shall, without unreasonable delay after the issue of Debt Securities in temporary form, prepare, execute and deliver definitive Debt Securities of the same series to the Trustee, and upon the presentation and surrender of Debt Securities in temporary form, the Trustee or the Authenticating Agent shall authenticate and deliver, in exchange therefor, Debt Securities of the same series in definitive form for the same aggregate Principal Amount as the Debt Securities in temporary form surrendered. Such exchange shall be made by the Company at its own expense and without any charge therefor.

          SECTION 2.9 MUTILATED, DESTROYED, LOST OR STOLEN DEBT SECURITIES. Upon receipt by the Company, the Trustee and the Authenticating Agent of evidence satisfactory to them that any Debt Security of any series has been mutilated, destroyed, lost or stolen, and upon receipt of an indemnity bond from the Holder (and in case of a destroyed, lost or stolen

Debt Security, proof of ownership) that is sufficient in the judgment of the Trustee and the Company to protect the Company, Trustee, Authenticating Agent or any other agent from any loss that any of them may suffer if a Debt Security is replaced, the Company shall, in the case of a mutilated Debt Security, and may in the case of a lost, stolen or destroyed Debt Security, execute, and thereupon the Trustee or the Authenticating Agent shall authenticate and deliver, a new Debt Security of the same series of like tenor bearing a serial number not contemporaneously outstanding (bearing such notation, if any, as may be required by the rules of any securities exchange upon which the Debt Securities of the same series are listed or are to be listed), in exchange and substitution for, and upon surrender and cancellation of, the mutilated Debt Security, or in lieu of and in substitution for the Debt Security so destroyed, lost or stolen; or, if any mutilated, destroyed, lost or stolen Debt Security of any series shall have matured or be about to mature, instead of issuing a new Debt Security, the Company, upon written notice to the Trustee or the Authenticating Agent, may pay the same without surrender of the destroyed, lost or stolen Debt Security. The Company may require payment of the expenses which may be incurred by the Company or any agent thereof and the charges and expenses of the Trustee and the Authenticating Agent in the premises. Any series of Debt Securities issued under the provisions of this Section 2.9 in lieu of any series of Debt Securities alleged to have been destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the Debt Security alleged to have been destroyed, lost or stolen shall be found at any time, and shall be equally and proportionately entitled to the benefits of this Indenture with all other Debt Securities of the same series issued under this Indenture.

          All Debt Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities, and shall preclude, to the extent lawful, any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 2.10 EXCHANGES OF DEBT SECURITIES. Debt Securities of any series may, upon surrender thereof as hereinafter provided in this Section 2.10, be exchanged for one or more Debt Securities of the same series of the same aggregate Principal Amount, in authorized denominations. The Debt Securities to be exchanged shall be surrendered at the office or agency of the Company to be maintained by it as provided in Section 4.2, accompanied by duly executed instruments of transfer in a form acceptable to the Company, the Trustee and the registrar, and the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in exchange therefor, the Debt Security or Debt Securities of the same series, bearing numbers not contemporaneously outstanding, which the Holder of Debt Securities making the exchange shall be entitled to receive. Every exchange of Debt Securities of any series shall be effected in such manner as may be prescribed by the Company with the approval of the Trustee and registrar, and as may be necessary to comply with the regulations of any securities exchange upon which Debt Securities of such series are listed or are to be listed or to conform to usage in respect thereof.

          Upon every exchange or registration of transfer of Debt Securities, no service charge shall be made but the Company may require the payment of any taxes or other governmental charges required to be paid with respect to such exchange or registration, as a condition precedent to the exercise of the privilege of such exchange or registration.

          All Debt Securities executed, authenticated and delivered in exchange or upon registration of transfer shall be the valid obligations of the Company, evidencing the same debt as the Debt Securities surrendered, and shall be entitled to the benefits of this Indenture to the same extent as the Debt Securities in exchange for which they were authenticated and delivered.

          The Company shall not be required to make exchanges or registrations of transfer under any provision of this Article II of: (a) the Debt Securities of any series for the period of 15 days next preceding the date of any designation of Debt Securities of such series to be redeemed, as provided in
Article V, (b) any series of Debt Securities or portion thereof called or to be called for redemption or (c) any series of Debt Securities between a record date for such series and the next succeeding interest payment date for such series.

          SECTION 2.11 CANCELLATION OF SURRENDERED DEBT SECURITIES. All Debt Securities of any series surrendered for the purpose of payment, exchange, conversion or cancellation shall, if surrendered to the Company or any Paying Agent or conversion agent, be delivered to the Trustee or its designee and cancelled by it, or, if surrendered to the Trustee or its designee, shall be cancelled by it, and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture or as otherwise provided in the resolution of the Board of Directors or indenture supplemental hereto establishing such series as contemplated by Section 2.2. All Debt Securities of any series surrendered for the purpose of redemption or credit against any sinking fund shall similarly be delivered to the Trustee or its designee for cancellation, and no Debt Securities shall be issued in lieu thereof except Debt Securities of the same series in the case of redemption of a Debt Security in part only. If the Company shall acquire any of the Debt Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same are delivered to the Trustee or its designee for cancellation. Unless otherwise directed in writing by the Company, the Trustee or its designee shall dispose of cancelled Debt Securities in accordance with its customary procedures (subject to any record retention requirement of the Exchange Act). Certification of the destruction of all canceled Debt Securities shall be delivered to the Company.

          SECTION 2.12 PAYMENT OF INTEREST; DEFAULTED INTEREST. Interest (except defaulted interest) on the Debt Securities of any series which is payable on any interest payment date shall be paid to the persons who are Holders of Debt Securities of such series at the close of business on the record date specified for that purpose as contemplated by Section 2.2. At the option of the Company, payment of interest on any series of Debt Securities may be made by check mailed to the Holder's registered address.

          If the Company defaults in a payment of interest on the Debt Securities of any series, it shall pay the defaulted interest to the persons who are Holders of Debt Securities of such series at the close of business on a subsequent special record date. The Company shall fix the record date (which shall be not less than ten days prior to the date of payment of such defaulted interest) and payment date. At least 15 days before the record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail to each Holder of Debt Securities of such series a notice that states the record date, the payment date and the amount of defaulted interest to be paid. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Debt Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee or any Paying Agent for such series an amount of money in immediately available funds by 10:00 a.m., New York City time, on the payment date equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to any Paying Agent for such series for such deposit prior to the date of the proposed payment. The Company may pay defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Security may be listed, and upon notice as may be required by such exchange if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

          SECTION 2.13 GLOBAL SECURITIES; DEPOSITARY. For the purpose of this Section, the term "Agent Member" means a member of, or participant in, a Depositary; the term "Depositary" means, with respect to Debt Securities issuable or issued in whole or in part in the form of one or more Global Securities, the entity designated as Depositary by the Company pursuant to
Section 2.2 and any and all successors thereto appointed as depositary hereunder, and, if at any time there is more than one such person, "Depositary" as used with respect to the Debt Securities means the respective Depositary with respect to a particular series of Debt Securities; and the term "Global Security" means a global certificate evidencing all or part of the series of Debt Securities as shall be specified herein, issued to the Depositary for the series or such portion of the series, and registered in the name of such Depositary or its nominee. The Global Security may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon which may from time to time be reduced to reflect exchanges. Any endorsement to reflect the amount, or any increase or decrease in the amount, of Outstanding Debt Securities shall be made by the Trustee.

          Notwithstanding Section 2.10, except as otherwise specified as contemplated by Section 2.2, hereof, any Global Security shall be exchangeable only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section 2.13 if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary, (ii) the Company in its sole discretion determines that all Global Securities of any series then outstanding under this Indenture shall be exchangeable for definitive Debt Securities of such series in registered form or (iii) an Event of Default with respect to the Debt Securities of the series represented by such Global Security has occurred and is continuing. Any Global Security of such series exchangeable pursuant to the preceding sentence shall be exchangeable for definitive Debt Securities of such series in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption, conversion (if any) and other provisions, and of differing denominations aggregating a like amount. Such definitive Debt Securities of such series shall be registered in the names of the owners of the beneficial interests in such Global Securities of such series as such names are from time to time provided by the relevant participants in the Depositary holding such Global Securities (as such participants are identified from time to time by such Depositary).

          No Global Security may be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Debt Securities of such series in definitive form and will not be considered the Holders of Debt Securities thereof for any purpose under this Indenture.

          Any Global Security that is exchangeable pursuant to the preceding paragraph shall be exchangeable for Debt Securities of such series in authorized denominations and registered in such names as the Depositary that is the Holder of Debt Securities of such Global Securities of such series shall direct.

          The Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by a Depositary, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of a Debt Security of any series, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder of Debt Securities is entitled to give or take under this Indenture. Neither the Trustee nor any of its agents shall have any responsibility for actions taken or not taken by the Depositary.

          The Trustee shall not be required to authenticate Global Securities until it has received documentation as required by Section 2.4.

          SECTION 2.14 CUSIP NUMBERS. The Company in issuing the Debt Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

          SECTION 3.1 LIMITATION OF RIGHTS. Nothing in this Indenture or the Debt Securities, express or implied, is intended or shall be construed to confer upon, or to give to, any Person, other than the parties hereto, their successors and assigns, and the Holders of the Debt Securities, any right, remedy or claim under or by reason of this Indenture or any provision hereof; and the provisions of this Indenture are for the exclusive benefit of the parties hereto, their successors and assigns, and the Holders of the Debt Securities.

          SECTION 3.2 OUTSTANDING DEBT SECURITIES. For all purposes of this Indenture, in determining whether the Holders of a required percentage or the required proportion of Principal Amount of Debt Securities of one or more series has concurred in any request, waiver, vote, direction or consent, Debt Securities owned or held by or for the account or for the benefit of the Company or any other obligor under this Indenture or any Affiliate of the Company or an Affiliate of such other obligor shall be disregarded and deemed not Outstanding, except that, for the purposes of determining whether the Trustee shall be protected in conclusively relying on any such request, waiver, direction or consent, only Debt Securities which the Trustee actually knows to be so owned or held shall be so disregarded. Debt Securities so owned which have been pledged in good faith to secure an obligation may be regarded as Outstanding for all such purposes, if the Trustee receives an Officers' Certificate stating that said Debt Securities have been so pledged, that the pledgee is entitled to vote with respect to such Debt Securities and that the pledgee is not the Company or any other obligor on the Debt Securities, an Affiliate of the Company or an Affiliate of such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be conclusive, and, subject to the provisions of Section 11.1 of this Indenture, shall afford full protection to the Trustee.

          SECTION 3.3 SEVERABILITY; TRUST INDENTURE ACT CONTROLS. In case any one or more of the provisions contained in this Indenture or in the Debt Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, but this Indenture shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

          If any provision of this Indenture limits, qualifies or conflicts with any other provision of this Indenture which is required to be included in an indenture qualified under the Trust Indenture Act, such provision which is so required to be included shall control. If any provisions of this Indenture modifies or excludes any provisions of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          SECTION 3.4 COMPANY RELEASE. Whenever by the terms of this Indenture the Company shall be required to do or not to do anything so long as any of the Debt Securities shall be Outstanding of any series, the Company shall, notwithstanding any such provision, not be required to comply with such provision with respect to such series if it shall be entitled to have this Indenture satisfied and discharged pursuant to the provisions hereof, even though in either case the Holders of any of the Debt Securities of such series shall have failed to present and surrender such Debt Securities for payment pursuant to the terms of this Indenture.

          SECTION 3.5 DATE OF EXECUTION. Although this Indenture, for convenience and for the purpose of reference, is dated as of the date first above written, the actual date of execution by the Company and by the Trustee is as indicated by their respective acknowledgements hereto annexed.

          SECTION 3.6 EXECUTION OF DOCUMENTS. Unless otherwise expressly provided, any order, notice, request, demand, certificate or statement of the Company required or permitted to be made or given under any provision hereof shall be sufficiently executed if signed by at least one Officer of the Company.

          SECTION 3.7 OFFICERS' CERTIFICATE AND OPINION OF COUNSEL. Upon any application, demand or request by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent and covenants have been satisfied.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

          Any certificate, statement or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such Officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an Officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such Officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          SECTION 3.8 NOTICES AND DEMANDS. All notices to or demands upon the Trustee shall be in writing and may be served or presented at the principal office of the Trustee. Any notice to or demand upon the Company shall be deemed to have been sufficiently given or served by the Trustee or the Holders of Debt Securities, for all purposes, by being mailed by first class mail (registered or certified, return receipt requested), by facsimile transmission or delivered by overnight air courier guaranteeing next day delivery, addressed to the Company, attention of the General Counsel, 23000 Euclid Avenue, Cleveland, Ohio 44117, Facsimile No.: (216) 692-6877, with a copy to Jones Day, Attention: Christopher
M. Kelly, Esq., North Point,

901 Lakeside Avenue, Cleveland, Ohio 44114, Facsimile No.: (216) 579-0212, or at such other address or to such other counsel, as may be filed in writing by the Company with the Trustee.

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Debt Securities of any event, such notice shall be sufficiently given to Holders of Debt Securities if in writing and mailed, first-class postage prepaid, to each holder of a Debt Security affected by such event, at the address of such holder as it appears in the Debt Security register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

          In case by reason of the suspension of regular mail and facsimile service or by reason of any other cause it shall be impracticable to give such notice to Holders of Debt Securities by mail or facsimile, then any manner of giving such notice as shall be acceptable to the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Debt Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Debt Security shall affect the sufficiency of such notice with respect to other Holders of Debt Securities.

          SECTION 3.9 SUCCESSORS AND ASSIGNS. All the covenants, promises and agreements in this Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

          SECTION 3.10 HEADINGS. The descriptive headings of the several Articles of this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          SECTION 3.11 GOVERNING LAW. THIS INDENTURE AND EACH DEBT SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          SECTION 3.12 COUNTERPARTS. This Indenture may be simultaneously executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute but one and the same instrument. Wells Fargo Bank, N.A., as Trustee, hereby accepts the trusts in this Indenture declared and provided upon the terms and conditions hereinbefore set forth.

                                   ARTICLE IV
                            COVENANTS OF THE COMPANY

          The Company covenants and agrees as follows:

          SECTION 4.1 PAYMENT OF PRINCIPAL AND INTEREST. The Company will for the benefit of each series of Debt Securities duly and punctually pay or cause to be paid the Principal of, premium, if any, make-whole amount, if any, and interest on the Debt Securities of such series at the times and place and in the manner specified in this Indenture and in the Debt Securities of such series. At the option of the Company, interest on the Debt Securities shall be payable without presentation of such Debt Securities by a check to the registered Holder. Any payment of Principal and any premium or make-whole amount or interest required to be made on an interest payment date, redemption date or at maturity which is not a Business Day need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such interest payment date, redemption date or at maturity, as the case may be, and no interest shall accrue for the period from and after such interest payment date, redemption date or maturity.

          SECTION 4.2 MAINTENANCE OF OFFICE OR AGENCY. So long as any of the Debt Securities of any series remain unpaid, the Company will at all times keep an office or agency (which may be an office of the Trustee or an Affiliate of the Trustee, registrar or co-registrar) where Debt Securities of such series may be presented for registration of transfer and exchange as in this Indenture provided, where notices and demands with respect to the Debt Securities and this Indenture may be served and where the Debt Securities may be presented for payment or, for Debt Securities of each series that is convertible, for conversion. The Company shall give the Trustee written notice of the location thereof and any change in the location thereof. In case the Company shall fail to maintain such office or agency, presentations may be made and notices and demands may be served at the principal office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Debt Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company shall keep, at said office or agency, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall register or cause to be registered Debt Securities of each series and shall register or cause to be registered the transfer or exchange of Debt Securities of each series as in Article II provided. Such register or registers shall be in written form in the English language or any other form capable of being converted into written form within a reasonable time. At all reasonable times, such register or registers shall be open for inspection by the Trustee.

          SECTION 4.3 CORPORATE EXISTENCE. Subject to Article X hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business and its subsidiaries as a whole and that the loss thereof is not adverse in any material respect to the Holders of Debt Securities.

          SECTION 4.4 RESTRICTIONS ON MERGERS, SALES AND CONSOLIDATIONS. So long as any of the Debt Securities remain unpaid, the Company will not (i) consolidate or merge with or into another Person (whether or not the Company is the surviving corporation) or (ii) sell, convey or lease all or substantially all of its property to any other corporation, partnership or limited liability company except (a) to the extent expressly permitted pursuant to the terms of any supplemental indenture governing any series of the Debt Securities and (b) as otherwise permitted in Article X hereof.

          SECTION 4.5 FURTHER ASSURANCES. From time to time whenever requested by the Trustee, the Company will execute and deliver such further instruments and assurances and do such further acts as may be reasonably necessary or proper to carry out more effectually the purposes of this Indenture or to secure the rights and remedies hereunder of the Holders of the Debt Securities of any series.

          SECTION 4.6 REPORTS.

          (a) So long as any Debt Securities are outstanding, the Company will file with the Trustee and the Commission, and transmit to Holders, such information, documents, and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, however, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act will be filed with the Trustee within 15 calendar days after the same is so required to be filed with the Commission.

          (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

          (c) So long as any Debt Securities are outstanding, the Company will furnish or cause to be furnished to the Trustee, at least seven Business Days before each interest payment date (but in no event less frequently than every six months) with respect to Debt Securities of any series, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company or of any Paying Agent, other than the Trustee, as to the names and addresses of the Holders of Debt Securities of such series obtained since the date as of which the next previous list, if any, was furnished; provided, however, that so long as the Trustee is Debt Security registrar for such series, no such list need be furnished. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished, and need not include information received after such date (excluding from any such list names and addresses received by the Trustee in its capacity as Debt Security registrar).

          SECTION 4.7 COMPLIANCE CERTIFICATE. Within 120 days after the end of each fiscal year subsequent to the date of this Indenture, the Company will file with the Trustee an Officers' Certificate as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture and if an Event of Default has occurred, specify such Event of Default and the nature and status thereof, of which such signer may have knowledge. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          SECTION 4.8 DUTIES OF PAYING AGENT. The Company will cause each Paying Agent for the Debt Securities of any series other than the Trustee to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee:

          (a) that it will hold all sums held by it as such agent for the payment of the Principal of, premium, if any, make-whole amount, if any, or interest on the Debt Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Debt Securities of such series) in trust for the benefit of the Holders of the Debt Securities of such series;

          (b) that it will give the Trustee written notice of any failure by the Company (or by any other obligor on the Debt Securities of such series) to make any payment of the Principal of, premium, if any, make-whole amount, if any, or interest on the Debt Securities of such series when the same shall be due and payable; and

          (c) that it will, at any time during the continuance of any Event of Default with respect to such series, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          If the Company acts as its own Paying Agent for the Debt Securities of any series, it will, on or before each due date of the Principal of, premium, if any, make-whole amount, if any, or interest on the Debt Securities of such series, set aside and segregate and hold in trust for the benefit of the Holders of the Debt Securities of such series a sum sufficient to pay such Principal, premium, if any, make-whole amount, if any, or interest and will notify the Trustee, in writing, of such action or any failure to take such action.

          Whenever the Company shall have one or more Paying Agents for any series of Debt Securities, it will, on or before each due date of the Principal of, premium, if any, make-whole amount, if any, or interest on any Debt Securities of such series, deposit with the Paying Agent or Agents for the Debt Securities of such series a sum, by 10:00 a.m., New York City time, in immediately available funds on the payment date, sufficient to pay the Principal, premium, if any, make-whole amount, if any, or interest so becoming due with respect to the Debt Securities of such series, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee in writing of any failure so to act.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to the Debt Securities of one or more series or for any other purpose, pay, or by Company Order direct any Paying Agent for such series to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such payment.

          Anything in this Section 4.8 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.8 shall be subject to the provisions of Section 6.3.

          SECTION 4.9 CALCULATION OF ORIGINAL ISSUE DISCOUNT. The Company shall file with the Trustee within 20 days following the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Debt Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Code.

                                   ARTICLE V
                   REDEMPTION OF DEBT SECURITIES; SINKING FUND

          SECTION 5.1 APPLICABILITY OF ARTICLE. Debt Securities of any series which are redeemable before their stated maturity at the election of the Company or through the operation of any sinking fund for the retirement of Debt Securities of such series shall be redeemable in accordance with their terms established pursuant to Section 2.2 and (except as otherwise established pursuant to Section 2.2 for Debt Securities of such series) in accordance with this Article.

          SECTION 5.2 NOTICES OF REDEMPTION TO TRUSTEE -- DEPOSIT OF CASH (OR OTHER FORM OF PAYMENT) -- SELECTION OF DEBT SECURITIES TO BE REDEEMED. Not less than 30 days (or such lesser number of days as the Trustee shall approve) nor more than 60 days (or such greater number of days as the Trustee shall approve) prior to the date fixed by the Company for the redemption at the option of the Company of any Debt Securities of any series which are subject to redemption or portions thereof, the Company shall give written notice, by delivering a Company Order to the Trustee, stating the aggregate Principal Amount of Debt Securities of such series which the Company elects to redeem, the redemption price at which such Debt Securities are to be redeemed and the date and place fixed for redemption. On or before 10:00 a.m., New York City time, of the date fixed for redemption, the Company shall deposit with the Trustee or the Paying Agent money in immediately available funds on such redemption date (or other form of payment if permitted by the terms of such Debt Securities) in an amount sufficient to redeem on the date fixed for redemption all the Debt Securities of such series or portions thereof to be redeemed, other than any Debt Securities of such series called for redemption on such date which have been converted prior to the date of such deposit, at the appropriate redemption price, together with any accrued interest to the date fixed for redemption. If less than all the Debt Securities then Outstanding of such series are to be redeemed, the Trustee shall select, substantially pro rata or by lot, in such manner as it shall deem appropriate and fair, in its sole discretion, the numbers of the Debt Securities to be redeemed as a whole or in part except: (1) if the Debt Securities are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Debt Securities are listed; or (2) if otherwise required by law or to comply with the rules of the Depositary. The Trustee shall thereafter promptly notify the Company in writing of the numbers of the Debt Securities to be redeemed; provided, however, that Debt Securities of such series registered in the name of the Company shall be excluded from any such selection for redemption until all Debt Securities of such series not so registered shall have been previously selected for redemption. For the purpose of such selection in case of redemption of less than all of the Debt Securities of any series, the Trustee and the Company shall have the option to treat as Outstanding Debt Securities any Debt Securities of such series which are surrendered for conversion after the fifteenth day immediately preceding the mailing of the notice of such redemption, and need not treat as Outstanding Debt Securities any Debt Securities authenticated and delivered during such period in exchange for the unconverted portion of any Debt Securities converted in part during such period. In case any series of Debt Securities shall be redeemed in part only, the notice of redemption shall specify the Principal Amount thereof to be redeemed and shall state that, upon surrender thereof for redemption, a new Debt Security or new Debt Securities of the same series of an aggregate Principal Amount equal to the unredeemed portion of such Debt Security will be issued in lieu thereof; and in such case the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver such new Debt Security or Debt Securities of such series to or upon the written order of the Holder of Debt Securities, at the expense of the Company. Provisions of this Indenture that apply to Debt Securities called for redemption also apply to portions of Debt Securities called for redemption.

          Upon or after the receipt of such notice, the Trustee, in the name of the Company and as its agent, shall mail by first-class mail, postage prepaid, to each registered Holder of a Debt Security to be redeemed in whole or in part at his last address appearing on the registration books of the Debt Securities registrar, a notice of redemption. Such notice of redemption shall identify the Debt Securities to be so redeemed in whole or in part and whether such Debt Securities are to be redeemed in whole or in part and shall state: (i) the date fixed for redemption; (ii) the redemption price at which Debt Securities are to be redeemed and method of payment, if other than in cash; (iii) if applicable, the current conversion price or rate; (iv) if applicable, that the right of the Holder of Debt Securities to convert Debt Securities called for redemption shall terminate at the close of business on the date fixed for redemption (or such other day as may be specified as contemplated by Section 2.2 for Debt Securities of any series); (v) if applicable, that Holders of Debt Securities who want to convert Debt Securities called for redemption must satisfy the requirements for conversion contained in such Debt Securities; (vi) the name and address of the Paying Agent; (vii) that Debt Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price; (viii) that, unless the Company defaults in making such redemption payment, interest, if any, accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon shall cease to accrue;
(ix) the provision of the Debt Security or this Indenture under which the redemption is being made; (x) that the Company so elects to redeem such Debt Securities or portions thereof at the place or places specified in such notice; and (xi) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Debt Security. Such notice shall be mailed not later than the thirtieth, and not earlier than the sixtieth, day before the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the Holder of any series of Debt Securities designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security.

          The Company shall pay to the Trustee the cost of mailing notices of redemption and any other necessary expenses incurred by the Trustee in connection therewith.

          SECTION 5.3 EFFECT OF NOTICE OF REDEMPTION. The notice of election to redeem having been mailed as hereinbefore provided, the Debt Securities or portions thereof called for redemption shall become due and payable on the redemption date at the applicable redemption price, together with interest accrued to the date fixed for redemption, at the place or places specified in such notice, and if cash (or other form of payment if permitted by the terms of such Debt Securities) in the amount necessary to redeem such Debt Securities or portions thereof has been deposited with the Trustee, interest on such Debt Securities or portions thereof shall cease to accrue from and after the date fixed for redemption (unless the Company shall default in the payment of the redemption price, plus accrued interest, if any) and the right to convert such Debt Securities or portions thereof, if the terms of such Debt Securities provide for conversion pursuant to
Section 2.2, shall terminate at the close of business on the date fixed for redemption or such other day as may be specified as contemplated by Section 2.2 for Debt Securities of such series. The respective registered Holders of Debt Securities or portions thereof so called for redemption shall be entitled to receive payment of the applicable redemption price, together with interest accrued to the date fixed for redemption on or after the date fixed for redemption (unless the Company shall default in the payment of the redemption price, plus accrued interest, if any), upon presentation and surrender at the place or places of payment specified in such notice. Notwithstanding the foregoing, if the record date for payment of interest is on or prior to the redemption date, such interest shall be payable to the persons who are Holders of such Debt Securities on such record date according to the terms of such Debt Securities and Section 2.12.

          If any series of Debt Securities called for redemption pursuant to
Section 5.1 is converted or exchanged pursuant to the conversion or exchange provisions of such Debt Security or the resolution of the Board of Directors or the supplemental indenture pursuant to which such Debt Security is issued, if any, any monies deposited with the Trustee for the purpose of paying or redeeming any such Debt Security shall be promptly paid to the Company.

          SECTION 5.4 CREDITS AGAINST SINKING FUND. Against any one or more sinking fund payments, if any, to be made pursuant to the terms of the Debt Securities of any series providing for a sinking fund, the Company may elect, by delivery of an Officers' Certificate to the Trustee, at least 45 days prior to the sinking fund payment date (or such shorter period as may be acceptable to the Trustee or is otherwise specified as contemplated by Section 2.2 for Debt Securities of any series), to take credit for any Debt Securities of such series or portions thereof acquired or redeemed by the Company, pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, which have not previously been used by the Company for the purposes permitted in this Section
5.4 and for any Debt Securities which have been converted pursuant to the terms of such Debt Securities. Such Debt Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. Upon any such election the Company shall receive credit against such sinking fund payments required to be made in the order in which they are to be made. Any series of Debt Securities for which credit is elected to be taken which shall not theretofore have been delivered to the Trustee for cancellation shall at the time of such election be delivered to the Trustee for cancellation by the Trustee.

          SECTION 5.5 REDEMPTION THROUGH SINKING FUND. Each sinking fund payment, if any, made under the terms of the Debt Securities of any series established pursuant to Section 2.2 shall be applied to the redemption of Debt Securities of such series on the date for redemption specified in the Debt Securities of such series next succeeding such sinking fund payment date; provided, however, if at any time the amount of cash to be paid into the sinking fund for such series on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, shall not exceed in the aggregate $100,000, the Trustee, unless requested by the Company, shall not give notice of the redemption of Debt Securities of such series through the operation of the sinking fund on the succeeding date for redemption specified in the Debt Securities of such series. At least 45 days (or such lesser number of days as the Trustee shall approve) prior to the date on which a sinking fund payment with respect to the Debt Securities of any series is due, the Company shall give written notice to the Trustee of the Principal Amount of Debt Securities of such series registered in the name of the Company (which shall be excluded from such redemption) and the Trustee shall select, substantially pro rata or by lot, in such manner as it shall deem appropriate and fair, the Principal Amount of Debt Securities of such series to be redeemed in accordance with the terms of the Debt Securities of such series after allowance for any credit elected under
Section 5.4 and shall, in the name and at the expense of the Company and as its agent, give notice of such redemption, all in the manner provided for in Section 5.2, except that such notice shall state that the Debt Securities of such series are being redeemed for the sinking fund. The notice of redemption having been mailed as hereinbefore provided, the Debt Securities or portions thereof called for redemption shall become due and payable on the next succeeding date for redemption specified in the Debt Securities of such series at the sinking fund redemption price thereof, all in the manner and with the effect provided for in
Section 5.3.

          Any sinking fund payment not so required to be applied to the redemption of Debt Securities of any series on the date for redemption specified in the Debt Securities of such series next succeeding any sinking fund payment date may, at the direction of the Company as evidenced by a Company Order, be applied by the Trustee prior to the 45th day preceding the next following sinking fund payment date for such series, in such manner and from time to time, in such amount as the Company may direct the Trustee in writing, so far as such moneys shall be adequate, to the purchase for the sinking fund of Debt Securities of such series or portions thereof, in the open market, from the Company or otherwise, at prices (exclusive of accrued interest and brokerage commissions) not in excess of the sinking fund redemption price for such series. The Company agrees to pay to the Trustee, upon request, accrued interest and brokerage commissions paid by the Trustee with respect to any Debt Securities of such series so purchased by the Trustee and such accrued interest and brokerage commissions shall not be charged against the sinking fund for such series.

          Any unused balance of sinking fund moneys with respect to Debt Securities of any series remaining in the hands of the Trustee on the 45th day preceding the sinking fund payment date for such series in any year shall be added to any sinking fund payment for such series to be made in cash in such year, and together with such payment, if any, shall be applied to the redemption or purchase of Debt Securities of such series in accordance with the provisions of this Section 5.5, provided that any sinking fund moneys so remaining in the hands of the Trustee after the date specified in the Debt Securities of such series and not utilized in the purchase of Debt Securities of such series as provided in this Section 5.5 shall be applied by the Trustee to the payment of Debt Securities at maturity.

          SECTION 5.6 DEBT SECURITIES NO LONGER OUTSTANDING AFTER NOTICE TO TRUSTEE AND DEPOSIT OF CASH. If the Company, having given notice to the Trustee as provided in


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

Section 5.1 or 5.2, shall have deposited with the Trustee or the Paying Agent, for the benefit of the Holders of any Debt Securities of any series or portions thereof called for redemption in whole or in part cash or other form of payment if permitted by the terms of such Debt Securities (which amount shall be immediately due and payable to the Holders of such Debt Securities or portions thereof) in the amount necessary so to redeem all such Debt Securities or portions thereof on the date fixed for redemption and provision satisfactory to the Trustee shall have been made for the giving of notice of such redemption, such Debt Securities, or portions thereof, shall thereupon, for all purposes of this Indenture, be deemed to be no longer Outstanding, and the Holders thereof shall be entitled to no rights thereunder or hereunder, except the right to receive payment of the applicable redemption price, together with interest accrued to the date fixed for redemption, on or after the date fixed for redemption of such Debt Securities or portions thereof and the right to convert such Debt Securities or portions thereof, if the terms of such Debt Securities provide for convertibility pursuant to Section 2.2, at or prior to the close of business on the date fixed for redemption.

          SECTION 5.7 CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Debt Securities, the Company may arrange for the purchase and conversion of any Debt Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Debt Securities by paying to the Trustee or the Paying Agent in trust for the Holders of Debt Securities, on or before 10:00 a.m., New York City time, on the redemption date, an amount no less than the redemption price, together with interest, if any, accrued to the redemption date of such Debt Securities, in immediately available funds. Notwithstanding anything to the contrary contained in this Article V, the obligation of the Company to pay the redemption price of such Debt Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Debt Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the last day on which Debt Securities of such series called for redemption may be converted in accordance with this Indenture and the terms of such Debt Securities, subject to payment of the above amount aforesaid. The Trustee or the Paying Agent shall hold and pay to the Holders of Debt Securities whose Debt Securities are selected for redemption any such amount paid to it in the same manner as it would moneys deposited with it by the Company for the redemption of Debt Securities. Without the Trustee's and the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Debt Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Debt Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee and the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE VI
                     SATISFACTION AND DISCHARGE OF INDENTURE

          SECTION 6.1 SATISFACTION AND DISCHARGE. If (a) all Debt Securities of any series theretofore authenticated (other than any such Debt Securities which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other such Debt Securities shall have been authenticated and delivered or Debt Securities for whose payment money (or other form of payment if permitted by the terms of such Debt Securities) has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 6.3) have been delivered to the Trustee for cancellation and not theretofore cancelled, or (b) the Company shall irrevocably deposit (subject to Section 6.3) with the Trustee or Paying Agent as trust funds the entire amount in cash or U.S. Government Obligations, or combination thereof, sufficient to pay at maturity or upon redemption all of the Debt Securities of such series (other than any Debt Securities which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered or Debt Securities for whose payment money (or other form of payment if permitted by the terms of such Debt Securities) has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 6.3) not theretofore paid, surrendered or delivered to the Trustee for cancellation, including the principal, premium, if any, make-whole amount, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company and the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that in the opinion of the signers all conditions precedent to the satisfaction and discharge of this Indenture with respect to the Debt Securities of such series have been complied with (and, in the event that such deposit shall be made more than one year prior to the maturity of the Debt Securities of such series, such Opinion of Counsel shall also state that such deposit will not result in an obligation of the Company, the Trustee or the trust fund created by such deposit to register as an investment company under the Investment Company Act of 1940, as amended) and an Officers' Certificate (upon which the Trustee may conclusively rely) stating that the cash, if any, and U.S. Government Obligations, if any, or combination thereof, deposited as set forth above are sufficient to pay at maturity or upon redemption all of the Debt Securities of such series as set forth above, then, except with respect to the remaining rights of conversion of any Debt Securities the terms of which provide for conversion or to rights of exchange or registration of transfer or of the Company's right of optional redemption of any Debt Securities of such series, this Indenture shall cease to be of further effect with respect to the Debt Securities of such series, and the Trustee, on demand of and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Debt Securities of such series. Notwithstanding the satisfaction and discharge of this Indenture with respect to the Debt Securities of such series, the obligations of the Company to the Trustee under Section 11.2 shall survive, and if moneys or U.S. Government Obligations, or combination thereof, shall have been irrevocably deposited with the Trustee or Paying Agent pursuant to clause
(b) of this Section, the obligations of the Trustee under Section 6.2 and the first paragraph of Section 6.3 shall survive.

          In order to have money available on a payment date to pay the Principal of, premium, if any, make-whole amount, if any, or interest, if any, on the Debt Securities, the U.S. Government Obligations shall be payable as to Principal or interest on or before such payment date in such amounts as will provide the necessary money. Such U.S. Government Obligations shall not be callable at the issuer's option.

          SECTION 6.2 APPLICATION OF TRUST MONEY. Subject to the provisions hereinafter contained in this Article VI, any moneys or U.S. Government Obligations (or other form of payments if permitted by the terms of such Debt Security) which at any time shall be deposited by the Company, or on its behalf with the Trustee or Paying Agent, for the purpose of paying or redeeming any of the Debt Securities of any series shall be held in trust and applied by the Trustee to the payment to the Holders of the particular Debt Securities for the payment or redemption of which such moneys (or other form of payments if permitted by the terms of such Debt Security) have been deposited, of all sums due and to become due thereon for Principal, premium, if any, make-whole amount, if any, and interest, upon presentation and surrender of such Debt Securities at the office or agency of the Company maintained as provided in this Indenture. Neither the Company nor the Trustee (except as provided in Section 11.2) nor any Paying Agent shall be required to pay interest on any moneys so deposited.

          SECTION 6.3 REPAYMENT OF MONEYS. Any moneys or U.S. Government Obligations deposited with the Trustee or any Paying Agent remaining unclaimed by the Holders of Debt Securities for two years after the date upon which the Principal of or interest on such Debt Securities shall have become due and payable, shall (unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law) be repaid to the Company by the Trustee or Paying Agent and such Holders shall (unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law) thereafter be entitled to look to the Company only for payment thereof; provided, however, that, before being required to make any such payment to the Company, the Trustee or Paying Agent shall, at the expense and written direction of the Company, cause to be published once, in an Authorized Newspaper, a notice that such moneys remain unclaimed and that, after the date set forth in said notice, the balance of such moneys then unclaimed will be returned to the Company.

          Upon satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent other than the Trustee hereunder shall, upon demand of the Company, be repaid to it and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          The Trustee or any Paying Agent shall deliver or pay to the Company from time to time upon a request in writing by the Company any moneys or U.S. Government Obligations (or the principal or interest on such U.S. Government Obligations) held by it as provided in Section 6.1 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received.

                                  ARTICLE VII
                              REMEDIES UPON DEFAULT

          SECTION 7.1 EVENTS OF DEFAULT. The following events are hereby defined for all purposes of this Indenture (except where the term is otherwise defined for specific purposes) as Events of Default with respect to Debt Securities of a particular series, unless it is either inapplicable to a particular series or is specifically deleted or modified as contemplated by Section 2.2 for the Debt Securities of such series, in addition to any other events as may be defined as Events of Default pursuant to Section 2.2 for the Debt Securities of such series:

          (a) Failure of the Company to pay or provide for payment of the Principal of, premium, if any, or make-whole amount, if any, on any of the Debt Securities of such series, when and as the same shall become due and payable, whether at maturity thereof, by call for redemption, through any mandatory sinking fund, by redemption at the option of the Holder of any series of Debt Securities pursuant to the terms of such Debt Security, by declaration of acceleration or otherwise; or

          (b) Failure of the Company to pay or provide for payment of any installment of interest on any of the Debt Securities of such series, when and as the same shall become due and payable, which failure shall have continued for a period of 30 days; or

          (c) Failure of the Company to perform or observe any other of the covenants or agreements on the part of the Company in this Indenture or in the Debt Securities of such series (other than a covenant or agreement which has expressly been included in this Indenture solely for the benefit of Debt Securities of any series other than that series or is expressly made inapplicable to the Debt Securities of such series pursuant to Section 2.2), which failure shall have continued for a period of 60 days after written notice to the Company by the Trustee hereunder or to the Company and to the Trustee from the Holders of not less than 25% of the aggregate Principal Amount of Debt Securities then Outstanding of such series under this Indenture specifying such Event of Default or failure and requesting that it be remedied and stating that such notice is a notice of an event which, if continued for 60 days after such written notice, will become an Event of Default;

          (d) The Company or any Significant Subsidiary:

               (1) commences a voluntary case under any Bankruptcy Law,

               (2) consents to the entry of an order for relief against it in an involuntary case,

               (3) consents to the appointment of a custodian of it or for all or substantially all of its property,

               (4) makes a general assignment for the benefit of its creditors, or

               (5) admits in writing to its inability to pay its debts generally as they become due;

          (e) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief in an involuntary case against the Company or any Significant Subsidiary;

               (ii) appoints a custodian of the Company or any Significant Subsidiary or for all or substantially all of the property of any of the foregoing; or

               (iii) orders the liquidation of the Company or any Significant Subsidiaries;

               (iv) and such order or decree remains unstayed and in effect for 90 consecutive days;

          (f) The failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the stated Principal Amount of any indebtedness of the Company or any subsidiary of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 30 days of receipt by the Company or such subsidiary of notice of any such acceleration) if the aggregate Principal Amount of such indebtedness, together with the Principal Amount of any other such indebtedness in default for failure to pay principal at final stated maturity or which has been accelerated (in each case with respect to which the 30-day period described above has elapsed), aggregates $10.0 million or more at any time;

          (g) One or more judgments in an aggregate amount in excess of $10.0 million (net of any amounts covered by insurance as to which the insurer has acknowledged coverage) shall have been rendered against the Company or any of its subsidiaries and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable; or

          (h) Any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors under which such series of Debt Securities is issued or in the form of Debt Security for such series.

          If one or more Events of Default (other than an Event of Default specified in clauses (d) or (e) of the immediately preceding paragraph) shall occur and be continuing with respect to Debt Securities then Outstanding of any series, then, and in each and every such case, either the Trustee, by notice in writing to the Company, or the Holders of not less than 25% in aggregate Principal Amount of the Debt Securities then Outstanding of such series, by notice in writing to the Company and to the Trustee, may declare the Principal Amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the Principal Amount as may be specified in the terms of the Debt Securities of such series) of all Debt Securities of such series and/or such other amount or amounts as the Debt Securities or supplemental indenture with respect to such series may provide, if not already due and payable, to be immediately due and payable; and upon any such declaration all Debt Securities of such series shall become and be immediately due and payable, anything in this Indenture or in any of the Debt Securities of such series contained to the contrary notwithstanding; and if an Event of Default specified in clause (d) or (e) of the immediately preceding paragraph shall occur and be continuing with respect to Debt Securities then Outstanding of any series, then all unpaid Principal of (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the Principal Amount as may be specified in the terms of the Debt Securities of such series) of all Debt Securities of such series and/or such other amount or amounts as the Debt

Securities or supplemental indenture with respect to such series may provide, if not already due and payable, shall ipso facto become and be immediately due and payable (without any declaration or other act on the part of the Trustee or any Holder of such Debt Securities). The provisions of the immediately preceding sentence, however, are subject to the condition that if, at any time after the Principal of (and/or such other specified amount on) the Debt Securities of such series shall so become due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debt Securities of such series and the Principal of (and/or such other specified amount), premium, if any, and make-whole amount, if any, on any and all Debt Securities of such series which shall have become due otherwise than by acceleration, with interest on such Principal (and/or such other specified amount), premium, if any, and make-whole amount, if any, and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, at the rate specified in the Debt Securities of such series (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), to the date of such payment or deposit, and the compensation and expenses of the Trustee, and any and all defaults under this Indenture with respect to the Debt Securities of such series, other than the nonpayment of Principal of (and/or such other specified amount), premium, if any, or make-whole amount, if any, and accrued interest on Debt Securities of such series which shall have become due by acceleration, shall have been remedied, then and in every such case the Trustee shall, upon written request or consent of the Holders of a majority in aggregate Principal Amount of the Debt Securities then Outstanding of such series delivered to the Company and to the Trustee, waive such default and its consequences and rescind or annul such declaration and its consequences, but no such waiver, rescission or annulment shall extend to or affect any subsequent default, or impair any right consequent thereon.

          For all purposes under this Indenture, if the portion of the Principal Amount as may be specified in the terms of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, payment of such portion of the Principal Amount thereof, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

          SECTION 7.2 ACCELERATION. In case the Company shall commit an Event of Default with respect to the Debt Securities of any series described in Section 7.1(a) or (b), then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the Holders of the Debt Securities then Outstanding of such series, the whole amount which then shall have become due on all such Debt Securities of such series for Principal, premium, if any, make-whole amount, if any, and interest, with interest on the overdue Principal, premium, if any, and make-whole amount, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest, at the rate specified in the Debt Securities of such series (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), and in addition thereto, such additional amount as shall be sufficient to cover the costs and expenses of collection, including the compensation, expenses, liabilities, disbursements and advances of the Trustee, any predecessor Trustee, their agents and counsel. In case the Company shall pay the same in accordance with the provisions of this Section 7.2 and, prior to such payment neither the Trustee nor the Holders of the Debt Securities then Outstanding of such series shall have taken any steps to begin enforcing their rights under this Indenture and so long as no additional Event of Default with respect to the Debt Securities of such series shall have occurred, from and after such payment, the Event of Default giving rise to the demand by the Trustee pursuant to this Section 7.2 shall be deemed to be no longer continuing and shall be deemed to have thereupon been remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of Debt Securities. In case the Company shall fail to pay the same forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute any judicial proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debt Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debt Securities of such series, wherever situated. The right of the Trustee to recover such judgment shall not be affected by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debt Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal of any Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue Principal or interest) shall be entitled and empowered to file and prove a claim for the whole amount of principal, premium, if any, make-whole amount, if any, and interest owing and unpaid in respect of the Debt Securities of any series for which it serves as Trustee and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, any predecessor Trustee, their agents and counsel) and of the Holders of Debt Securities of such series allowed in such judicial proceeding, and to receive payment of or on account of such claims and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any judicial proceeding is hereby irrevocably authorized and instructed by each of the Holders of Debt Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Debt Securities of such series, to pay to the Trustee any amount due it or any predecessor Trustee, for compensation and expenses, including counsel fees incurred up to the date of such distribution. Nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization, arrangement, adjustment or composition affecting the Holders of Debt Securities or the rights of any Holder of Debt Securities, or to authorize the Trustee to vote in respect of the claim of any Holder of Debt Securities in any such proceeding.

          Any moneys or property received by the Trustee under this Section 7.2 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys or property on account of Principal, premium, if any, make-whole amount, if any, or interest, upon presentation of the several Debt Securities of the series in respect of which such moneys were received, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          First: To the payment of costs and expenses of collections, and compensation to the Trustee, its agents, attorneys and counsel, and all advances made and expenses and liabilities incurred by the Trustee, except as a result of its negligence or bad faith and all other amounts owing to the Trustee or any predecessor Trustee pursuant to Section 11.2 hereof;

          Second: In case the Principal of the Outstanding Debt Securities in respect of which such moneys were received shall not have become due and be unpaid, to the payment of interest on such Debt Securities, in the order of the maturity of the installments of such interest, with interest (so far as may be lawful) upon the overdue installments of interest at the rate specified in such Debt Securities (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), such payments to be made ratably to the persons entitled thereto;

          Third: In case the Principal of the Outstanding Debt Securities in respect of which such moneys were received and/or such other amount or amounts as the Debt Securities or supplemental indenture with respect to such series shall provide, shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Debt Securities for Principal (and/or such other specified amount), premium, if any, make-whole amount, if any, and interest, with interest on the overdue Principal (and/or such other specified amount), premium, if any, make-whole amount, if any, and (so far as may be lawful) upon overdue installments of interest, at the rate specified in such Debt Securities (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Debt Securities, then to the payment of such Principal (and/or such other specified amount), premium, if any, make-whole amount, if any, and interest, with interest on the overdue Principal (and/or such other specified amount), premium, if any, make-whole amount, if any, and (so far as may be lawful) upon overdue installments of interest, at the rate specified in such Debt Securities (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), without preference or priority of Principal (and/or such other specified amount), premium, if any, and make-whole amount, if any, over interest, or of interest over Principal (and/or specified amount), premium, if any, make-whole amount, if any, or of any installment of interest over any other installment of interest, or of any such Debt Security over any other such Debt Security, ratably to the aggregate of such Principal (and/or such other specified amount), premium, if any, make-whole amount, if any, and accrued and unpaid interest; and

          Fourth: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomever may be so lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          SECTION 7.3 TRUSTEE MAY ENFORCE RIGHTS OF ACTION WITHOUT POSSESSION OF DEBT SECURITIES. All rights of action under this Indenture or any of the Debt Securities Outstanding of any series hereunder enforceable by the Trustee may be enforced by the Trustee without the possession of any of the Debt Securities or the production thereof at the trial or other proceedings relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought for the ratable benefit of the Holders of the Debt Securities with respect to which the rights are being exercised, subject to the provisions of this Indenture.

          SECTION 7.4 DELAYS OR OMISSIONS NOT TO IMPAIR ANY RIGHTS OR POWERS ACCRUING UPON DEFAULT. No delay or omission of the Trustee or of the Holders of Debt Securities to exercise any rights or powers accruing upon any default which shall not have been remedied shall impair any such right or power, or shall be construed to be a waiver of any such default or acquiescence therein; and every power and remedy given by this Article VII to the Trustee and the Holders of the Debt Securities of any series may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders of the Debt Securities of such series.

          Provided the Debt Securities of any series shall not then be due and payable by reason of a declaration pursuant to Section 7.1 hereof, the Holders of at least a majority in aggregate Principal Amount of the Debt Securities of such series then Outstanding may on behalf of the Holders of all of the Debt Securities of such series waive by written notice any past default hereunder and its consequences, except a default in the payment of interest on or principal, premium, if any, and make-whole amount, if any, of any of the Debt Securities of such series. In the case of any such waiver, the Company, the Trustee and the Holders of the Debt Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 7.5 HOLDERS OF AT LEAST A MAJORITY MAY DIRECT EXERCISE OF REMEDIES. The Holders of at least a majority in aggregate Principal Amount of the Debt Securities then Outstanding of any series shall have the right, by an instrument in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceedings for any remedy available to the Trustee, or of exercising any power or trust conferred upon the Trustee under this Indenture, with respect to the Debt Securities of such series; provided, however, that subject to the provisions of Section 11.1 of this Indenture, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceedings so directed may not lawfully be taken or if the Trustee in good faith shall, by Responsible Officers, determine that the action or proceedings so directed would involve the Trustee in personal liability, or would be unduly prejudicial to the Holders of the Debt Securities of such series not joining in such direction, it being understood that the Trustee (subject to Section 11.1) shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders, and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 7.6 LIMITATION ON SUITS BY HOLDERS OF DEBT SECURITIES. No Holder of any Debt Security of any series shall have the right to institute any suit, action or proceeding, in equity or at law for the execution of any trust or power hereof, or for the enforcement of any other remedy under or upon this Indenture or the Debt Securities of such series, unless (1) Holder gives the Trustee written notice that an Event of Default is continuing, (2) the Holders of a majority in aggregate Principal Amount of the Debt Securities then Outstanding of such series shall have made written request upon the Trustee and shall have afforded to it a reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such suit, action or proceeding in its own name, as Trustee hereunder, (3) shall have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred therein or thereby, (4) the Trustee shall have not complied with such request for 60 days after its receipt of such request and (5) no direction inconsistent with such request shall have been given to the Trustee pursuant to
Section 7.6; it being understood and intended that no one or more Holders of Debt Securities of any series shall have any right under this Indenture or under the Debt Securities, by his or their action, to enforce any right hereunder except in the manner herein provided, and that all proceedings hereunder, at law or in equity, shall be instituted, had and maintained in the manner herein provided and for the ratable benefit of all Holders of the Debt Securities of such series. Notwithstanding any provision of this Indenture to the contrary, the right, which is absolute and unconditional, of any Holder of Debt Securities to receive the payment of the Principal of, premium, if any, make-whole amount, if any, and interest on his Debt Securities at and after the respective due dates (including maturity by call for redemption, through any sinking fund, declaration unless annulled pursuant to Section 7.1 hereof, or otherwise), of such Principal, premium, if any, make-whole amount, if any, or interest, or the right, which is also absolute and unconditional, of any Holder of Debt Securities to require exchange or conversion of his Debt Securities pursuant to the terms thereof if the terms of such Debt Securities provide for exchangeability or convertibility, or the right to institute suit for the enforcement of any such payment at or after such due dates or of such right to exchange or convert, shall not be impaired or affected without the consent of such Holder, and the obligation of the Company, which is also absolute and unconditional, to pay the Principal of, premium, if any, make-whole amount, if any, and interest on each of the Debt Securities to the respective Holders thereof at the times and places in the Debt Securities expressed shall not be impaired or affected.

          Notwithstanding anything to the contrary contained in this Section 7.7, the parties to this Indenture and the Holders of Debt Securities agree as follows:

          Any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this paragraph shall not apply to any suit instituted, directly or through an agent or agents, by the Trustee, to any suit instituted by any Holder of Debt Securities of any series, or group of Holders of Debt Securities of any series, holding in the aggregate more than 10% in aggregate Principal Amount of the Debt Securities then Outstanding of such series or to any suit instituted by any Holder of Debt Securities of any series for the enforcement of the payment of the Principal of, premium, if any, make-whole amount, if any, or interest on, any Debt Security of such series at or after the respective due dates of such principal, premium, if any, make-whole amount, if any, or interest expressed in his Debt Security of such series.

          SECTION 7.7 NO COMPANY DEBT SECURITIES TO BE DEEMED OUTSTANDING. No Debt Securities owned or held by, for the account of or for the benefit of the Company to be deemed Outstanding for purpose of payment or distribution. No Debt Securities owned or held by, for the account of or for the benefit of the Company or any Affiliate of the Company (other than Debt Securities pledged in good faith which would be deemed Outstanding under the provisions of Section 3.2) shall be deemed Outstanding for the purpose of any payment or distribution provided for in this Article VII.

          SECTION 7.8 DISCONTINUANCE OR ABANDONMENT OF PROCEEDINGS. If the Trustee shall have proceeded to enforce any right under this Indenture with respect to the Debt Securities of any series, and such proceedings shall have been discontinued or abandoned because of waiver, or for any other reason, or shall have been determined adversely to the Trustee, then, and in any such case, the Company, the Trustee and the Holders of Debt Securities of such series shall each be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

          SECTION 7.9 STATEMENT BY OFFICERS AS TO DEFAULT. The Company shall deliver to the Trustee promptly upon any Officer becoming aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                  ARTICLE VIII
                EVIDENCE OF ACTION BY HOLDERS OF DEBT SECURITIES

          SECTION 8.1 EVIDENCE OF ACTION BY HOLDERS OF DEBT SECURITIES. Any demand, request, consent, proxy or other instrument which this Indenture may require or permit to be signed and executed by the Holders of Debt Securities of any series may be in any number of concurrent instruments of similar tenor, and may be signed or executed by such Holders of Debt Securities in person or by an attorney duly authorized in writing. Proof of the execution of any such demand, request, consent, proxy or other instrument, or of a writing appointing any such attorney, shall be sufficient for any purpose of this Indenture if made in the following manner: the fact and date of the execution by any person of such demand, request, consent, proxy or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgments of deeds to be recorded in any state or country, that the person signing such request or other instrument or writing acknowledged to him the execution thereof, or by an affidavit of a witness of such execution. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, or by a trustee or other fiduciary, such certificate or affidavit shall also constitute sufficient proof of his authority. The Trustee may nevertheless in its discretion accept such other proof or require further proof of any matter referred to in this Section 8.1 as it shall deem reasonable. The ownership of Debt Securities shall be proved by the registry books or by a certificate of the registrar thereof.

          The Trustee shall not be bound to recognize any person as a Holder of Debt Securities of any series unless and until his title to the Debt Securities of such series held by him is proved in the manner in this Article VIII provided.

          Any demand, request, discretion, waiver, consent, vote or other action of the Holder of any series of Debt Securities shall be conclusive and shall bind all future Holders of the same Debt Security and of any series of Debt Securities issued in exchange or substitution therefor irrespective of whether or not any notation in regard thereto is made upon such Debt Security. Any such Holder, however, may revoke the consent as to his Debt Security or portion thereof. Such revocation shall be effective only if the Trustee receives the written notice of revocation before the date the amendment, supplement, waiver or other action becomes effective. An amendment, supplement, waiver or other action shall become effective on receipt by the Trustee of written consents from the Holders of Debt Securities of the requisite percentage in aggregate Principal Amount of the Outstanding Debt Securities of the relevant series. After an amendment, supplement, waiver or other action becomes effective, it shall bind every Holder of Debt Securities of each series of Debt Securities so affected.

          The Company or the Trustee, as applicable, may set a date for the purpose of determining the Holders of Debt Securities entitled to consent, vote or take any other action referred to in this Section 8.1, which date shall be not less than 10 days nor more than 60 days prior to the taking of the consent, vote or other action.

                                   ARTICLE IX
                IMMUNITY OF SHAREHOLDERS, OFFICERS AND DIRECTORS

          SECTION 9.1 IMMUNITY OF SHAREHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES. No past, present or future director, Officer, employee, incorporator, agent, Affiliate or shareholder of the Company, as such, shall have any liability for any obligations of the Company under the Debt Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Debt Securities by accepting a Debt Security waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Debt Securities. The waiver may not be effective to waive liabilities under the federal securities laws.

                                   ARTICLE X
                      MERGER, CONSOLIDATION, SALE OR LEASE

          SECTION 10.1 CONSOLIDATION, MERGER, SALE, TRANSFER OR LEASE. Nothing in this Indenture or in the Debt Securities shall prevent any consolidation or merger of the Company with or into any other corporation, partnership or limited liability company, or any consolidation or merger of any other corporation, partnership or limited liability company with or into the Company, or any sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the property and assets of the Company to any other corporation, partnership or limited liability company lawfully entitled to acquire the same; provided, however, and the Company hereby covenants and agrees, that any consolidation or merger of the Company with or into any other corporation, partnership or limited liability company or the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the property and assets of the Company and its subsidiaries on a consolidated basis shall be upon the condition that (a) the due and punctual payment of the Principal of, premium, if any, make-whole amount, if any, and interest on all the Debt Securities according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture to be kept or performed by the Company shall, by a supplemental indenture hereto complying with the provisions of Section 12.1, executed and delivered to the Trustee, be expressly assumed by the corporation, partnership or limited liability company (other than the Company) formed by or resulting from any such consolidation or merger, or which shall have received the delivery, transfer, assignment, conveyance or lease of all or substantially all of the property and assets of the Company and its subsidiaries on a consolidated basis, just as fully and effectually as if such successor corporation, partnership or limited liability company had been an original party hereto; and (b) the Company or such successor corporation, partnership or limited liability company, as the case may be, shall not, immediately after such consolidation, merger, sale, transfer, assignment, conveyance, lease or other disposition, be in default in the performance of any such covenant or condition. Thereafter, unless otherwise specified pursuant to Section 2.2 for the Debt Securities of any series, all obligations of the predecessor corporation, partnership or limited liability company under the Debt Securities of such series shall terminate. In the event of any such sale, assignment, conveyance, transfer, lease or other disposition, the predecessor entity may be dissolved, wound up and liquidated at any time thereafter.

          Every such successor corporation, partnership or limited liability company, upon executing a supplemental indenture hereto as provided in this
Section 10.1 in form satisfactory to the Trustee, shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company; and any order, certificate or resolution of the Board or officers of the Company provided for in this Indenture may be made by like officials of such successor corporation, partnership or limited liability company. Such successor corporation, partnership or limited liability company may thereupon cause to be signed, either in its own name or in the name of the Company, with such suitable reference, if any, to such consolidation, merger, sale, transfer, assignment, conveyance, lease or other disposition as may be required by the Trustee, any or all of the Debt Securities which shall not theretofore have been signed by the Company and authenticated by the Trustee or any Authenticating Agent; and upon the written order of such successor corporation, partnership or limited liability company in lieu of the Company, signed by not less than two Officers of such successor corporation, partnership or limited liability company, and subject to all the terms, conditions and restrictions herein prescribed with respect to the authentication and delivery of the Debt Securities, the Trustee or any Authenticating Agent shall authenticate and deliver any and all Debt Securities which shall have been previously signed by the proper Officers of the Company and delivered to the Trustee or any Authenticating Agent for authentication and any of such Debt Securities which such successor corporation, partnership or limited liability company shall thereafter, in accordance with the provisions of this Indenture, cause to be signed and delivered to the Trustee or any Authenticating Agent for such purpose. All Debt Securities of any series so authenticated and delivered shall in all respects have the same rank as the Debt Securities of such series theretofore or thereafter authenticated and delivered in accordance with the terms of this Indenture.

          Notwithstanding the foregoing, this Section 10.1 shall not apply in the event, and to the extent, that any such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition described above is expressly permitted pursuant to the terms of any Board Resolution or supplemental indenture governing any series of Debt Securities, provided that the Company complies with all conditions set forth in such supplemental indenture for any such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition.

          SECTION 10.2 TRUSTEE MAY RELY UPON OPINION OF COUNSEL. The Trustee shall receive, subject to the provisions of Section 11.1 of this Indenture, and be fully protected in relying in good faith upon an Officers' Certificate and Opinion of Counsel as conclusive evidence that any supplemental indenture executed under the foregoing Section
10.1 complies with the foregoing conditions and provisions of this Article X.

                                   ARTICLE XI
                             CONCERNING THE TRUSTEE

          SECTION 11.1 CERTAIN DUTIES AND RESPONSIBILITIES.

          (a) Except during the continuance of an Event of Default,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgement made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Sections 7.5 and 7.6, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          (e) Subject to the limitations set forth above in Section 11.1:

               (i) the Trustee may conclusively rely and shall be protected in acting or refraining from action upon any resolution, certificate, opinion, notice, consent, request, order, appraisal, report, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) before the Trustee acts or refrains from acting, the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) whenever in the administration of the trusts of this Indenture, prior to an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

               (iv) the Trustee shall be under no obligation to exercise any of the trusts or powers hereof at the request, order or direction of any of the Holders of Debt Securities, pursuant to the provisions of this Indenture, unless such Holders of Debt Securities shall have offered to the Trustee indemnity satisfactory to the Trustee against all the costs, expenses and liabilities which might be incurred therein;

               (v) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or power conferred upon it by this Indenture;

               (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

               (vii) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

               (viii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

               (ix) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (x) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

               (xi) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the principal trust office of the Trustee, and such notice references the Debt Securities and this Indenture;

               (xii) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other person employed to act hereunder; and

               (xiii) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded

          SECTION 11.2 COMPENSATION AND INDEMNITIES. The Company agrees:

          (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any and all loss, damage, claims, liability or expense arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or bad faith.

          If any property other than cash shall at any time be subject to a lien in favor of the Holders of Debt Securities, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The obligations of the Company under this Section 11.2 to compensate the Trustee and to indemnify, pay or reimburse the Trustee or any predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the resignation or removal of the Trustee, the termination of this Indenture, and the satisfaction and discharge or any other termination pursuant to any Bankruptcy Law hereof. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities of all series with respect to which the Trustee acts as Trustee upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debt Securities.

          The Trustee shall not be accountable for the use or application by the Company of any Debt Securities authenticated and delivered hereunder or of the proceeds of such Debt Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any Paying Agent other than the Trustee.

          All moneys received by the Trustee in trust under or pursuant to any provision of this Indenture shall constitute trust funds for the purposes for which they were paid or were held, but need not be segregated in any manner from any other moneys and may be deposited by the Trustee, under such conditions as may be prescribed by law, in its general banking department, and the Trustee shall not be liable for any interest thereon, except as otherwise agreed with the Company.

          The parties hereto, and the Holders of Debt Securities by their acceptance of their Debt Securities, hereby agree, that when the Trustee incurs expenses and renders services after an Event of Default specified in Section 7.1(d) or 7.1(e) occurs, such expenses and the compensation for such services are intended by the Holders of the Debt Securities and Company to constitute expenses of administration under any Bankruptcy Law.

          SECTION 11.3 NOTICE OF DEFAULT. The Trustee shall give to the Holders of Debt Securities of any series notice of the happening of all defaults with respect to the Debt Securities of such series known to it, within 90 days after the occurrence thereof unless such defaults shall have been cured before the giving of such notice; provided, however, that, except in the case of a default resulting from the failure to make any payment of Principal of, premium, if any, make-whole amount, if any, or interest on the Debt Securities of any series, or in the payment of any mandatory sinking fund installment with respect to the Debt Securities of such series, the Trustee may withhold the giving of such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Debt Securities of such series. For the purpose of this Section 11.3, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default. Such notice shall be given to the Holders of Debt Securities of such series in the manner and to the extent provided in subsection (c) of Section 11.10.

          SECTION 11.4 CONFLICTING INTERESTS. The Trustee in its individual or any other capacity may become the owner or pledgee of Debt Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee (if this Indenture has been qualified under the Trust Indenture Act and to the extent permitted by Trust Indenture Act Section 3.10(b)) or resign. Any agent may do the same with like rights and duties.

          SECTION 11.5 ELIGIBILITY OF TRUSTEE. There shall at all times be a corporate Trustee under this Indenture which shall be a bank or trust company organized and doing business under the laws of the United States or of any State or the District of Columbia and having a combined capital and surplus of not less than $100,000,000 which is authorized under the laws of its jurisdiction of incorporation to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, the combined capital of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published

          SECTION 11.6 RESIGNATION OR REMOVAL OF TRUSTEE.

          (a) Subject to the limitations contained in subsection (d) of this
     Section 11.6, the Trustee may resign and be discharged from the trust hereby created with respect to the Debt Securities of one or more series by giving notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee or Trustees (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series with respect to which the resigning Trustee has resigned and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation, the resigning Trustee, the Company or the Holders of at least 10% in aggregate Principal Amount of any series of Debt Securities then outstanding may, petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Holder of Debt Securities of such series who has been a bona fide Holder of a Debt Security or Debt Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

          (b) In case at any time any of the following shall occur:

               (1) the Trustee shall fail to comply with the provisions of
          Section 11.4 with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder of Debt Securities of such series who has been a bona fide Holder of a Debt Security or Debt Securities of such series for at least six months; or

               (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 11.5 with respect to the Debt Securities of any series and shall fail to resign after written request therefor by the Company or by any such Holder of Debt Securities; or

               (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs then, in any such case, the Company may remove the Trustee with respect to all Debt Securities of such series and appoint a duly qualified successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee so appointed, or, subject to the provisions of Section 7.7, any Holder of Debt Securities who has been a bona fide Holder of a Debt Security or Debt Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Debt Securities of such series and the appointment of a successor Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a duly qualified successor Trustee with respect to the Debt Securities of such series.

          (c) The Holders of at least a majority in aggregate Principal Amount of the Debt Securities then Outstanding of any series may at any time remove the Trustee and appoint a duly qualified successor Trustee with respect to such series by delivery to the Trustee so removed, to the successor Trustee and to the Company of the evidence provided for in
     Section 8.1 of the action in that regard taken by Holders of Debt
     Securities.

          (d) Any resignation or removal of the Trustee and any appointment of a duly qualified successor Trustee pursuant to any of the provisions of this Section shall become effective only upon acceptance of appointment by the successor Trustee as provided in Section 11.7.

          SECTION 11.7 ACCEPTANCE BY SUCCESSOR TRUSTEE.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Debt Securities, every duly qualified successor Trustee so appointed under any of the methods herein provided shall execute, acknowledge and deliver to its predecessor Trustee and to the Company an instrument in writing accepting such appointment hereunder and thereupon such successor Trustee, without any further act, deed or conveyance, shall become fully vested with the rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder with like effect as if originally named as Trustee herein. The predecessor Trustee shall, nevertheless, at the written request of the successor Trustee, pay over to the successor Trustee all moneys at the time held by it herein; and the Company and the predecessor Trustee upon payment or provision therefor of any amounts then due the predecessor Trustee pursuant to the provisions of Section 11.2, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, trusts, duties and obligations.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Debt Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Debt Securities of such series to which the appointment of such successor Trustee relates, (ii) if the predecessor Trustee is not retiring with respect to all Debt Securities of such series, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Debt Securities of such series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-Trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the predecessor Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Debt Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such predecessor Trustee upon payment of its charges shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to the Debt Securities of such series to which the appointment of such successor Trustee relates. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in this subsection (b) of this Section.

          SECTION 11.8 SUCCESSOR TO TRUSTEE BY MERGER OR CONSOLIDATION, ETC. Any corporation or national banking association into which the Trustee may be merged, or with which it may be consolidated, or to which the Trustee transfers all or substantially all of its corporate trust assets, or any corporation or national banking association resulting from any merger or consolidation or conversion to which the Trustee shall be a party, shall be the successor Trustee under this Indenture without the execution or filing of any instruments or any further act on the part of any of the parties hereto.

          SECTION 11.9 PREFERENTIAL COLLECTION OF CLAIMS. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.

          SECTION 11.10 REPORTS BY TRUSTEE.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each [_______] following the date of the initial issuance of Debt Securities under this Indenture, and for so long as any Debt Securities remain outstanding, deliver to Holders a brief report, dated as of such reporting date, which complies with the provisions of such Section 313(a) (but if no event described in Trust Indenture Act
     Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also will comply with Trust Indenture Act Section 313(b)(2). The Trustee will also transmit by mail all reports as required by Trust Indenture Act Section 313(c).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange, if any, upon which the Debt Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee in writing when the Debt Securities are listed on any securities exchange and of any delisting thereof.

          SECTION 11.11 PRESERVATION OF INFORMATION. The Trustee shall preserve, in as current a form as is reasonably practicable, all information furnished it pursuant to Section 4.6(d) hereof or received by it as Debt Security registrar hereunder. The Trustee may destroy such information upon receipt of new information updating information previously furnished.

          SECTION 11.12 TRUSTEE MAY HOLD DEBT SECURITIES AND OTHERWISE DEAL WITH COMPANY. The Trustee, the Debt Security registrar, any Paying Agent or any other agent of the Company in its individual or any other capacity may buy, own, hold and sell any of the Debt Securities or any other evidences of indebtedness or other securities, whether heretofore or hereafter created or issued, of the Company or any subsidiary or Affiliate of the Company with the same rights it would have if it were not Trustee, Debt Security registrar, Paying Agent or such other agent; and subject to the provisions of this Article XI, the Trustee may engage or be interested in any financial or other transaction with the Company or any subsidiary or Affiliate of the Company, including, without limitation, secured and unsecured loans to the Company or any subsidiary or Affiliate of the Company; and may maintain any and all other general banking and business relations with the Company and any subsidiary or Affiliate of the Company with like effect and in the same manner and to the same extent as if the Trustee were not a party to this Indenture; and no implied covenant shall be read into this Indenture against the Trustee in respect of any such matters.

          SECTION 11.13 TRUSTEE MAY COMPLY WITH ANY RULE, REGULATION OR ORDER OF THE COMMISSION. The Trustee may comply in good faith with any rule, regulation or order of the Commission made pursuant to the terms and provisions of the Trust Indenture Act and shall be fully protected in so doing notwithstanding that such rule, regulation or order may thereafter be amended or rescinded or determined by judicial or other authority to be invalid for any reason, but nothing herein contained shall require the Trustee to take any action or omit to take any action in accordance with such rule, regulation or order, except as is in this Indenture otherwise required.

          SECTION 11.14 APPOINTMENT OF AUTHENTICATING AGENT. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Debt Securities which shall be authorized to act on behalf of the Trustee to authenticate Debt Securities of such series issued upon exchange, registration of transfer or partial redemption or partial conversion thereof, and if the Trustee is required to appoint one or more Authenticating Agents with respect to any series of Debt Securities, to authenticate Debt Securities of such series and to take such other actions as are specified in Sections 2.4, 2.8, 2.11 and 5.2, and Debt Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent (except in respect of original issue and Section 2.9). Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 11.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this


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

Section 11.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 11.14.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 11.14, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice or resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 11.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall provide notice to the Holders of the Debt Securities of the series as to which the Authenticating Agent will serve as provided in Section 3.8. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 11.14.

          The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If all of the Debt Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Debt Securities upon original issuance located where the Company wishes to have Debt Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 3.7 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section 11.14 an Authenticating Agent having an office in a place designated by the Company with respect to such series of Debt Securities.

          SECTION 11.15 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF DEBT SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Debt Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Debt Securities or of the proceeds thereof.

          SECTION 11.16 CALCULATIONS IN RESPECT OF DEBT SECURITIES. The Company will be responsible for making calculations called for under the Debt Securities. These calculations include, but are not limited to, determination of make-whole amounts, if any, premiums, if any, Original Issue Discount, if any, and conversion rates and adjustments, if any. The Company will make the calculations in good faith and, absent manifest error, its calculations will be final and binding on the Holders of the Debt Securities. The Company will provide a schedule of its calculations to the Trustee when applicable, and the Trustee is entitled to rely conclusively on the accuracy of the Company's calculations without independent verification.

                                   ARTICLE XII
                             SUPPLEMENTAL INDENTURES

          SECTION 12.1 SUPPLEMENTAL INDENTURES FOR SPECIAL PURPOSES. Without the consent of any of the Holders of Debt Securities, the Company, when authorized by resolution of its Board of Directors, and, upon receipt of an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, is duly authorized by all necessary corporate action, constitutes the valid and binding obligation of the Company and is in compliance with applicable law, the Trustee from time to time and at any time, subject to the conditions and restrictions in this Indenture contained, may enter into an indenture or supplemental indentures in form satisfactory to the Trustee, which thereafter shall form a part hereof, for any one or more of the following purposes:

          (a) to add to the covenants and agreements of the Company in this Indenture contained, other covenants and agreements thereafter to be observed for the benefit of the Holders of all or any series of Debt Securities (and if such covenants and agreements are to be for the benefit of less than all series of Debt Securities, stating that such covenants and agreements are expressly being included solely for the benefit of such series) or to surrender any right or power herein reserved to or conferred upon the Company; or

          (b) to cure any ambiguity or to cure, correct or supplement any defect or inconsistent provision contained in this Indenture or in any supplemental indenture; or

          (c) to make such provisions in regard to matters or questions arising under this Indenture which may be necessary or desirable, or otherwise change this Indenture in any manner which shall not adversely affect the interests of the Holders of Debt Securities of any series; or

          (d) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article X and to provide for the adjustment of conversion or exchange rights with respect to any Debt Securities, provided that such adjustment is made in accordance with the provisions of such Debt Securities or the resolution of the Board of Directors or the supplemental indenture pursuant to which such Debt Securities were issued; or

          (e) to establish the form or terms of the Debt Securities of any series as permitted by Sections 2.1 and 2.2; or

          (f) to change or eliminate any of the provisions of this Indenture, provided that, except as otherwise contemplated by Section 2.2(11), any such change or elimination shall become effective only when there is no Debt Security outstanding of any series created prior thereto which is entitled to the benefit of such provision; or


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

          (g) to add or change any of the provisions of this Indenture to such extent as shall be necessary to provide for uncertificated Debt Securities in addition to certificated Debt Securities (so long as any "registration-required obligation" within the meaning of Section 163(f)(2) of the Code is in registered form for purposes of the Code); or

          (h) to amend or supplement any provision contained herein, which was required to be contained herein in order for this Indenture to be qualified under the Trust Indenture Act, if the Trust Indenture Act or regulations thereunder change what is so required to be included in qualified indentures, in any manner not inconsistent with what then may be required for such qualification; or

          (i) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (j) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debt Securities of one or more series any property or assets; or

          (k) to add to or change any of the provisions of this Indenture as contemplated in Section 11.7(b);

and the Company hereby covenants that it will fully perform all the requirements of any such supplemental indenture which may be in effect from time to time. Nothing in this Article XII contained shall affect or limit the right or obligation of the Company to execute and deliver to the Trustee any instrument of further assurance or other instrument which elsewhere in this Indenture it is provided shall be delivered to the Trustee.

          The Trustee shall join with the Company in the execution of any such supplemental indenture, make any further appropriate agreements and stipulations which may be therein contained and accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this
Section 12.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Debt Securities at the time Outstanding, notwithstanding any of the provisions of Section 12.2.

          SECTION 12.2 AMENDMENTS WITH CONSENT OF HOLDERS. With the consent (evidenced as provided in Section 8.1) of the Holders of at least a majority in aggregate Principal Amount of the Debt Securities at the time Outstanding of each series affected by such supplement, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or supplemental indentures for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of such series of the Debt Securities; provided, however, that no such supplemental indenture shall (i) extend the time or times of payment of the Principal of, premium, if any, make-whole amount, if any, or the interest on, any series of Debt Securities, or reduce the Principal Amount of, premium, if any, make-whole amount, if any, or the rate of interest on, any series of Debt Securities (and/or such other amount or amounts as any Debt Securities or supplemental indentures with respect thereto may provide to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 7.1) or change the currency of payment of Principal of, premium, if any, make-whole amount, if any, or interest on, any series of Debt Securities or reduce any amount payable on redemption thereof or alter or impair the right to convert the same at the rate and upon the terms provided in the Indenture or alter or impair the right to require redemption at the option of the Holder, without the consent of the Holder of each Debt Security so affected, or (ii) reduce the percentage of Debt Securities of any series, the vote or consent of the Holders of which is required for such modifications and alterations, without the consent of the Holders of all Debt Securities then Outstanding of such series under the Indenture. Notwithstanding the foregoing, no consent of the Holders of any series of Debt Securities shall be necessary to permit the execution of a supplemental indenture to provide for the adjustment of conversion or exchange rights with respect to any Debt Securities, provided that such adjustment is made in accordance with the provisions of such Debt Securities or the resolution of the Board of Directors or the supplemental indenture pursuant to which such Debt Securities were issued.

          Upon the request of the Company, accompanied by a Certified Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders of Debt Securities as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, in its discretion, but shall not be obligated, to enter into such supplemental indenture.

          It shall not be necessary for the consent of the Holders of Debt Securities under this Section 12.2 to approve the particular form of any proposed supplemental indenture, but is shall be sufficient if such consent shall approve the substance thereof.

          A supplemental indenture which changes or eliminates any provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

          SECTION 12.3 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XII, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Debt Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          The Trustee, subject to the provisions of Section 11.1, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article XII.

          SECTION 12.4 SUPPLEMENTAL INDENTURES TO CONFORM TO TRUST INDENTURE ACT. Any supplemental indenture executed and delivered pursuant to the provisions of this Article XII shall conform in all respects to the requirements of the Trust Indenture Act as then in effect.

          SECTION 12.5 NOTATION ON OR EXCHANGE OF DEBT SECURITIES. If an amendment, supplement or waiver changes the terms of a Debt Security of any series, the Trustee may require the Holder of the Debt Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Debt Security about the amendment, supplement or waiver and return it to the Holder. The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Debt Security thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Debt Security of any series may issue and the Trustee shall authenticate a new Debt Security of such series that reflects the changed terms.

          Failure to make the appropriate notation or issue a new Debt Security will not affect the validity and effect of such amendment, supplement or waiver.

          SECTION 12.6 REVOCATION AND EFFECT OF CONSENTS. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Debt Security is a continuing consent by the Holder and every subsequent Holder of a Debt Security or portion of a Debt Security that evidences the same debt as the consenting Holder's Debt Security, even if notation of the consent is not made on any Debt Security. However, any such Holder of a Debt Security or subsequent Holder of a Debt Security may revoke the consent as to its Debt Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                        PARK-OHIO HOLDINGS CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WELLS FARGO BANK, N.A., as Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------